Transamerica Premier Funds

Transamerica Premier Funds
1999 Annual Report

Table of Contents

President's Report                                   1

Investment Adviser Outlook                           2

Transamerica Premier Aggressive Growth Fund 4

Transamerica Premier Small Company Fund              6

Transamerica Premier Equity Fund                     8

Transamerica Premier Value Fund                      10

Transamerica Premier Index Fund                      12

Transamerica Premier Balanced Fund                   20

Transamerica Premier High Yield Bond Fund            23

Transamerica Premier Bond Fund                       26

Transamerica Premier Cash Reserve Fund               28


Financial Statements

Statements of Assets and Liabilities                 31

Statements of Operations                             32

Statements of Changes in Net Assets                  33

Financial Highlights                                 36

Notes to Financial Statements                        46

Independent Auditor's Report                         52



Dear Fellow Shareholder

As the new millennium begins, we are living in a time of remarkable innovation and opportunity. Technology and the Internet are affecting our work and personal lives in ways we could not have imagined just a few years ago. At Transamerica, we have been successful in seeking investment opportunities in changes originating in new businesses and impacting traditional ones. And we have been successful in combining new ideas with traditional discipline to bring value and returns to our shareholders.
Consistent Past Performance
Transamerica Premier Funds was launched in October 1995, and soon earned a reputation as one of the nation's leading mutual fund families. Although we will only celebrate our fifth year in 2000 -- by any standard, our organization is highly seasoned. Since 1967, our Investment Adviser has been in the business, maximizing their experience by working together as a team. They share a broad range of information -- including research, data, ideas and insights -- in carefully weighing potential investments. Their rigorous efforts continue throughout the entire period that we hold an investment, providing an exceptionally solid research foundation for our Funds. Over the past five years, Transamerica Premier Funds has expanded to offer a variety of funds for all investment needs, many of which enjoy high rankings and exceptional performance. Some of the impressive results we have achieved include:
o The Premier Equity, Index, Balanced and Bond Funds hold the highly acclaimed four and five-star ratings from Morningstar.1 o The Premier Small Company and Cash Reserve Funds are ranked in the top 10% for their respective categories by Lipper Analytical Services, Inc. (Among 762 small cap and 340 money market funds for the year-ended December 31, 1999.) Rankings are for the Investor Class only. Other classes may vary. o For each year since inception, the Premier Equity, Small Company and Aggressive Growth Funds have outperformed their respective benchmarks.
Although past performance is no guarantee of future results, we know that investors will be considerably more confident about choosing an investment company that achieves and maintains the kind of steadfast performance reported by the Premier Funds. We are particularly proud that our Funds regularly perform better than their corresponding market benchmarks and many of their competitors. A Commitment to Service
I hope that by now you have had the opportunity to take advantage of our enhanced website, www.transamerica.com. As of November, it was updated to service full transactions, including buying, selling and exchanging shares. You can also access your account history and current account balance at your convenience -- 24 hours a day, 7 days a week. We have received positive feedback about the website, in particular, the features that provide our daily share prices and performance, quarterly fund holdings, and monthly Morningstar ratings. Those of you without access to the Internet can use our automated phone system (1-800-892-7587, option 2) to effect transactions, and access round-the-clock services, including detailed information about your account. Your Investment Future As a Transamerica Premier Funds shareholder, you have already taken advantage of the important benefits that mutual funds have to offer. We are proud of the role that our Funds play in helping you achieve investment goals, whatever they are. As always, we remain committed to providing you with the professional investment management you need to keep your financial plan on track.
Thank you for your continued interest in the Transamerica Premier Funds. We wish you a healthy and prosperous New Year!

Sincerely,



Gary U. Rolle'
President

     1 Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class. Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects funds performance below 90-day Treasure bill returns. Past performance is no guarantee of future results. Ratings are for the Investor share class only, other classes may vary. These are 3-year ratings as of 12/31/99 among 3,469 domestic equity funds and 1,617 taxable bond funds.



Transamerica Investment Adviser Outlook

Summary
Economic growth accelerated in the fourth quarter of 1999 from the brisk pace of 1999's third quarter. Despite a dramatic rise in interest rates, the equity markets rallied strongly over the fourth quarter, with the strong showing of the S&P 500 of 14.5% overwhelmed by NASDAQ's gain of 48.2%. With consumer pockets flush with equity market gains and overseas economies gaining strength, the U.S. economy is moving through the first quarter of 2000 with a full head of steam. The end of February will mark 107 months of expansion, the longest in U.S. history.

This economic strength will continue throughout the quarter, with inflation picking up slightly. The Federal Reserve is increasingly concerned about above-trend growth and will continue to tighten monetary policy in the first quarter. The Fed is expected to raise the federal funds rate by 50 basis points during the quarter. The 30-year bond yield will trade in a wide range as investors wrestle with the prospects for a diminished supply of Treasury bonds versus the possibility of higher inflation. Treasury rates across most of the yield curve will probably trend higher until economic growth tapers off to a more moderate pace by the end of the first quarter.

Consumer
Consumer spending continues to exhibit impressive growth following on the exuberant Christmas shopping season of 1999 which was the best in many years. Consumers have kept their wallets open as the strong economy and job market, along with the large gains in the equity markets, have instilled tremendous confidence.The Conference Board's survey of consumer confidence shows the highest reading since the survey began over 32 years ago -- and consumers who are content with their current situation and upbeat about the future are more likely to spend. The latest government report on retail sales certainly supports this thesis -- which shows the consumer on a shopping binge!

Rising interest rates have started to have an impact on the more interest sensitive sectors of the economy such as housing, but the stimulative effect of the robust equity markets seems to be offsetting the drag from higher interest rates. The result is that the upturn in interest rates that has occurred over the last year will take longer to slow the economy than in previous cycles. The strength in consumer spending is expected to taper off somewhat to more moderate growth towards the end of the first quarter due to the impact of higher rates on housing demand and the equity markets.

Capital Spending
Government spending has been muted in recent years, shrinking as a proportion of total capital spending. However, spending this year is expected to increase both because this is an election year and because the federal budget is in surplus. The Administration's just released budget proposes a 5% increase in total outlays. Other fiscal initiatives are likely to creep up in size as well, albeit off of a low base. New spending programs in health care, education, and research and development have already been proposed by the present Administration.
Defense spending has also traditionally increased during election years. Finally, the troubled farming sector is increasingly likely to receive billions in spending boosts as well.

Private sector spending is expected to continue at a brisk pace as well. The National Science Foundation estimates that private sector research and development spending will increase nearly 11% to $187 billion in 2000. Business spending on equipment and software, which may have slowed in the weeks preceding Y2K, is likely to resume. Although highly stimulative, this spending will produce long-term gains in productivity, partially mitigating the potentially inflationary impact.

Inflation
Despite the very strong growth at this late stage of the economic cycle, inflation remains remarkably subdued. The U.S. economy ended the year with a bang, posting GDP growth well in excess of 5% for the second consecutive quarter. Core CPI, meanwhile, ended the year at a 1.9% year-over-year growth rate, which is the lowest level seen since the mid-1960s.

Going forward, core inflation is likely to pick up somewhat, as some of the beneficial effects on inflation from the Asian crisis of 1998 reverse with the current global economic upswing. One result of the global expansion is that worldwide demand for raw materials has driven up commodity prices significantly. So far, competition has forced manufacturers to absorb the increase in input costs. But, a recent Dun & Bradstreet survey of 3,000 U.S. business executives suggests that pricing power is increasing, which may portend the ability of manufacturers to pass more of these costs through in the form of higher prices. Another result of the improvement in the overseas economies is that prices of imports into the U.S. have risen dramatically, reducing the pressure on domestic producers to keep prices down.

One other piece of the inflation puzzle -- wage growth -- continues to be an area of concern. As Fed Chairman Alan Greenspan noted in recent speeches, the strong growth in the economy continues to reduce the "pool of available workers," which will likely add pressure to the upward trend in wages. If the economy does slow to a more moderate growth rate of 2-3%, this will lower demand for new workers closer to the growth rate of the labor force.

Interest Rates
U.S. Treasury bonds in 1999 turned in their worst price performance since 1994, as interest rates rose markedly during the year. One major reason for this poor performance was the impressive recovery in the economies of Asia and Europe. This led to the unwinding of the "flight-to-quality" into Treasury bonds that took place during 1998 (whereby investors all over the world bought U.S. Treasuries, seeking a safe haven from the market turmoil brought on by the Asian economic crisis). The recovery in overseas economies and markets meant that a safe haven was no longer necessary, and investors sold their U.S. Treasuries, driving prices down and yields up.

In addition, the U.S. economy has continued to surprise on the upside, with GDP growth in 1999 exceeding most economists' forecasts. This strong growth, coupled with tight labor markets, has increased bond investors' concerns that higher inflation was imminent. During 1999 the Fed also added to the selling pressure by raising the federal funds rate 75 basis points, reversing the cuts instituted in 1998 in response to the Asian economic crisis. Early in February the Fed raised rates another 25 basis points, bringing the federal funds target rate to 5.75%. Going forward, it is highly likely that the Fed will hike rates once or twice more during the first half of the year, since the economy is still too strong to be sustainable without generating inflationary pressures. However, this tightening bias has been partially offset by the Treasury's announcement of its intention to pay off higher coupon, longer maturity debt in order to reduce the debt cost to the Federal government.

The bond market will continue to be very volatile during the first quarter. Continued economic strength and Fed tightening will keep upward pressure on rates, and the 10-year Treasury yield is likely to move higher until the economy starts to show some signs of slowing during the second quarter of the year.

International
With the exception of Japan, all major global economies saw a continuation of brisk growth through the fourth quarter of 1999. With inflation risks rising and financial risks declining, central banks across North America, the U.K., and Europe either raised rates or held a bias to do so. As in the U.S., this trend is expected to remain in place through the first quarter of 2000. Latin America's recovery, while spotty, did accelerate during the fourth quarter as well. Finally, Japan's economic growth remained tepid, with weak consumer demand even in the face of 0% real interest rates.

Growth in the European economy is being positively affected by several factors. The persistent weakness in the Euro currency, falling by more than 5.8% against the dollar during the fourth quarter, has not been met with intervention by the European Central Bank. The Euro's weakness should have the intended stimulative impact on the Euro region's exports, increasing their competitiveness in international markets. Europe has also seen some early but significant steps towards more substantive economic reform, which should also be stimulative over the longer term.

Asia continued its impressive recovery through the fourth quarter, with Korea, Thailand, Malaysia, Indonesia, and the Philippines all experiencing accelerating growth. Foreign exchange reserves continue to grow, decreasing the risk of a currency crisis. A China devaluation no longer poses a great risk to the financial markets, given the Asian region's increasing economic strength. However, in conjunction with China's entry into the World Trade Organization, China will take an incremental approach towards loosening currency controls. The most significant exception to the economic strength in the Asian region remains Japan, which continues to see weakness in consumer demand. However, if the yen can either maintain or weaken from present levels, Japan will see stronger economic growth in the year 2000.

Latin America was a more mixed picture, but the region did see a pick up in growth over the fourth quarter. Ecuador, which defaulted on its Brady bonds earlier in the year, continued to struggle. On the other hand, Mexico, as the biggest beneficiary of both NAFTA and the brisk growth in the U.S., continued to outperform growth and inflation expectations.

Stock Market
Despite higher interest rates and already stretched valuations in many sectors, most stock market indices hit new highs during the fourth quarter. The surge in money supply (as measured by M3) of $157 billion during December of 1999 to address possible Y2K liquidity problems was a major factor behind this rally. Rate increases and other Fed actions to reverse this liquidity surge could cause volatility in the equity markets during the first quarter. Against a background of rising rates, new highs on the market will be difficult to achieve.

The speculative frenzy in Internet related stocks during the fourth quarter is also a cause for concern. The "get rich quick" mentality has become very pervasive amongst retail investors, as demonstrated by the focus on the stock market by the popular media, and by the high levels of margin debt outstanding. Margin debt over the last twelve months is up $88 billion, an all time high both in absolute terms and relative to personal income. Returns on these leveraged investments may have driven consumer demand to unsustainable levels and also become a cause for concern by the Federal Reserve. Opportunities continue to exist for investments in well managed companies involved in cutting-edge technology, companies with sustainable competitive advantages, and companies for which valuations have lagged. The international markets present interesting opportunities as well, since valuations are not as rich on a historical basis, and there appear to be no major roadblocks to continued economic growth over the next quarter.


Transamerica Premier Aggressive Growth Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance
The Transamerica Premier Aggressive Growth Fund (Investor Class) performed very well during 1999. The Fund generated a total return of 54.25% for the 12-month period ended December 31, 1999, in comparison to a 21.04% advance by the S&P 500 for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 64.13%, while the S&P 500 has returned 24.25%.

Portfolio Manager Comments
The Fund's strategy of investing in leading management teams in growth businesses was amply rewarded in 1999. The Fund concentrates its holdings in a portfolio to 20 to 30 leading companies identified through our research. We believe this focus on top performing businesses has been well rewarded and we will continue to buy and hold only our select list of companies.

Although the majority of our stocks were very strong contributors to the Fund's performance, the largest percentage gainers were in the communications sector. The communications equipment and services sectors were particularly strong as the elimination of regulatory barriers is allowing new business models to flourish. Businesses today are using communications methods to reach more customers, and at the same time lower their costs. Our research identified companies that are rapidly becoming new communications standards such as QUALCOMM in wireless circuits, VeriSign in Internet security services, and Qwest as a next generation communications services provider.

The Fund also is invested in high-returning, non-technology businesses in healthcare and financial services. We see significant investment returns for the leaders in these fields. Our holdings in these fields include Charles Schwab, Knight Trimark, and Warner Lambert Co.
Portfolio Asset Mix


Going Forward
We believe our investment style is well suited to perform in a time of remarkable innovation and opportunity for wealth creation. Opportunities are available not only for those businesses that create technology, but for those that use it to better serve their customers and earn high returns. This paradigm presents attractive prospective returns for smart management teams.

We are convinced that great management is the rarest of all assets. We seek management teams that understand how to evolve their businesses to stay ahead of their competition. We buy and hold stock in these rare companies when we identify them to take advantage of the long-term value creation they offer. Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

Comparison of change in value of a $10,000 investment in transamerica premier aggressive growth fund with the s&p 500 index**

Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                              64.13%   54.25%
Class A                                     60.48%   46.00%
Class M                                     62.96%   52.25%
S&P 500 Index                               24.25%   21.04%

Investor  Class  ($34,583 at  12/31/99)  Class A ($32,690 at  12/31/99)  Class M
($33,971 at 12/31/99) S&P 500 Index ($17,209 at 12/31/99)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.
         ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier aggressive growth Fund
Schedule of Investments-- December 31, 1999

                                                            Market
                                              Shares        Value



COMMON STOCKS-- 99.7%
Broadcasting-- 2.8%
Clear Channel Communications, Inc.a         73,500   $       6,559,875
Communication Services-- 10.2%
Qwest Communications International, Inc.a   300,000         12,900,000
VeriSign, Inc.a                              60,000         11,456,250
                                                            24,356,250
Computers & Business Equipment-- 15.0%
Cisco Systems, Inc.a                        50,000          5,356,250
Dell Computer Corporationa                 287,500          14,662,500
EMC Corporationa                           144,000          15,732,000
                                                            35,750,750
Drugs & Health Care-- 3.3%
KeraVision, Inc.a                          373,000          2,284,625
Warner-Lambert Company                      67,000          5,489,812
                                                            7,774,437
Electronics-- 17.2%
Applied Materials, Inc.a                    150,000         19,003,125
Intel Corporation                           169,500         13,951,969
QLogic Corporationa                         50,000           7,993,750
                                                            40,948,844
Financial Services-- 8.2%
Charles Schwab Corporation                  250,000         9,593,750
Knight/Trimark Group, Inc.a                 215,000         9,890,000
                                                            19,483,750
Leisure & Entertainment-- 2.5%
Speedway Motorsports, Inc.a                 215,000         5,979,688
Retail-- 4.3%
Amazon.com, Inc.a                            60,000         4,567,500
Williams-Sonoma, Inc.a                      121,300         5,579,800
                                                            10,147,300
Retail Grocery-- 1.8%
Kroger Companya                              227,000        4,284,625
Software-- 17.0%
i2 Technologies, Inc.a                      111,300         21,703,500
IMS Health, Inc.                            240,000         6,525,000
Microsoft Corporationa                      105,500         12,317,125
                                                            40,545,625
Telecommunications Equipment-- 14.2%
QUALCOMM, Inc.                               116,000        20,430,500
RF Micro Devices, Inc.a                      110,000        7,528,125
Vodafone AirTouch PLC ADRb                   120,000        5,940,000
                                                            33,898,625

Trucking & Freight Forwarding-- 3.2%
United Parcel Service, Inc.                 110,000  $      7,590,000
Total Common Stocks
(cost $135,354,674)                                         237,319,769
Total Investments-- 99.7%
(cost $135,354,674)*                                        237,319,769
Other Assets Less Liabilities-- 0.3%                        772,306
Net Assets-- 100.0%                                      $238,092,075

a        Non-income producing security
b        ADR -- American Depositary Receipts
* Aggregate cost for Federal tax purposes is $135,416,300. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $108,362,808 and $6,459,339, respectively. Net unrealized appreciation for tax purposes is $101,903,469.

*See notes to financial statements

Transamerica Premier small company fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Timothy S. Gaumer

Fund Performance
The Transamerica Premier Small Company Fund (Investor Class) had an outstanding 1999. The Fund generated a total return of 93.99% for the 12-month period ended December 31, 1999, in comparison to a 21.26% advance by the Russell 2000 Index for the same period. Since its inception in June 1997, the Fund has earned an average annual total return of 80.17%, while the Russell 2000 has returned 11.48%.

For the 12-month period ended December 31, 1999, the Fund ranked in the top 10% among the 762 small cap funds in the country, according to Lipper Analytical Services, Inc.

Portfolio Manager Comments
We live in a time of remarkable innovation. New markets are emerging creating many opportunities for small business entrepreneurs. The Fund has invested in small companies that are leading change in several industries including telecommunications, health sciences, and business services.

Stock selection is critical since rapid innovation creates not only opportunity, but a shifting competitive landscape. We carefully analyze a management's ability to capitalize on change before investing. The Fund concentrates its holdings in those companies we believe can sustain their leadership in a rapidly changing world.

Exodus Communications, for example, was early to recognize the need for network-centric computing. We identified the opportunity, invested early and the holding has appreciated over 35 times in value for the Fund. VeriSign, which provides security for electronic transactions, has appreciated about 20 times for the Fund. This company created a better method to secure electronic transactions. Its solution proliferated rapidly becoming the industry standard, and thus enjoys a tremendous barrier to competition.

Portfolio Asset Mix


Going Forward
We have a positive outlook for continued small company opportunities. In particular, we favor small companies that have the skills to emerge as leaders in their fields and grow into large, profitable enterprises. As strong as our outlook is for the holdings in our current portfolio, we are always looking for new ideas. We will continue to seek out growth opportunities in companies that have the rarest asset of all -- great management focused on creating sustainable shareholder wealth.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER SMALL COMPANY FUND WITH THE RUSSELL 2000 INDEX**



Total Returns                       Average Annual
As of December 31, 1999             Since Inception* One Year
Investor Class                      80.17%  93.99%
Class A                             76.13%  83.47%
Class M                             78.84%  91.37%
Russell 2000 Index                  11.48%  21.26%


Investor  Class  ($43,680 at  12/31/99)  Class A ($41,267 at  12/31/99)  Class M
($42,877 at 12/31/99) Russell 2000 Index ($13,121 at 12/31/99)


The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier small company Fund
Schedule of Investments-- December 31, 1999

                                                      Market
                                    Shares            Value
                                    Shares or         Market
                                    Principal Amount  Value

COMMON STOCKS-- 94.5%
Auto Repair Centers-- 1.9%
Midas, Inc.                         308,000 $           6,737,500
Biological Products-- 3.6%
Millipore Corporation               325,000            12,553,125
Business Services-- 6.0%
NetRatings, Inc.a                   202,000             9,721,250
ProBusiness Services, Inc.a         304,900            10,976,400
                                                       20,697,650
Chemicals-- 2.1%
Minerals Technologies, Inc.         182,200            7,299,388
Communication Services-- 18.5%
Redback Networks, Inc.a              76,000            13,490,000
VeriSign, Inc.a                     266,000            50,789,375
                                                       64,279,375
Drugs & Health Care-- 5.5%
Alterra Healthcare Corporationa     144,000            1,197,000
ChiRex, Inc.a                       370,000            5,411,250
Diametrics Medical, Inc.a           750,000            6,421,875
KeraVision, Inc.a                   500,000            3,062,500
NovaMed Eyecare, Inc.a              428,000            2,889,000
                                                       18,981,625
Electronics-- 5.1%
Intel Corporation                   50,000             4,115,625
QLogic Corporationa                 85,000             13,589,375
                                                       17,705,000
Food & Beverages-- 2.0%
Dreyer's Grand Ice Cream, Inc.      400,000            6,800,000
Leisure & Entertainment-- 4.5%
Speedway Motorsports, Inc.a         324,500            9,025,156
Vail Resorts, Inc.a                 370,000            6,636,875
                                                       15,662,031
Retail-- 4.0%
Amazon.com, Inc.a                   124,000            9,439,500
Cheap Tickets, Inc.a                325,000            4,448,437
                                                       13,887,937
Software-- 23.3%
HNC Software, Inc.a                 400,000            42,300,000
i2 Technologies, Inc.a              198,000            38,610,000
                                                       80,910,000
Technology-- 11.6%
Aspen Technology, Inc.a             142,000            3,754,125
Cymer, Inc.a                        402,500            18,515,000
Exodus Communications, Inc.a         200,000           17,762,500
                                                       40,031,625

Telecommunications Equipment-- 3.4%
RF Micro Devices, Inc.a              175,000  $        11,976,563
Transportation-- 3.0%
C.H. Robinson Worldwide, Inc.        263,000           10,454,250
Total Common Stocks
(cost $151,195,726)                                  327,976,069
REPURCHASE AGREEMENT-- 4.9%
State Street Bank and Trust Company,
 2.50%, due 01/03/00, (collateralized
 by $14,010,000 par value U.S. Treasury
 Bond, 8.875%, due 08/15/17, with a
 value of $17,424,938, cost $17,080,000) $17,080,000       17,080,000
Total Investments-- 99.4%
(cost $168,275,726)*                                      345,056,069
Other Assets Less Liabilities-- 0.6%                      1,936,654
Net Assets-- 100.0%                                      $346,992,723

a        Non-income producing security
* Aggregate cost for Federal tax purposes is $168,548,367. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $191,166,497 and $14,658,795, respectively. Net unrealized appreciation for tax purposes is $176,507,702.

See notes to financial statements


Transamerica Premier Equity Fund
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle

Fund Performance
The Premier Equity Fund's total return of 33.26% for 1999 marked the fourth straight year that the Fund has outperformed the S&P 500. For 1999, the S&P 500 returned 21.04%. Since its inception, in October 1995, the Fund has earned an average annual total return of 32.74%, while the S&P 500 has returned 26.37%.

Portfolio Manager Comments
Our recent research has driven us toward the world of wireless communications. We believe that the demand for wireless data services is in its infant stages. Consistent with our long-term investment approach, we look for the emerging leaders.

Two new additions to our wireless investments were QUALCOMM and RF Micro Devices. QUALCOMM is the leader in CDMA (Code Division Multiple Access) wireless technology, a technology standard we believe will prevail as the dominant wireless technology. RF Micro Devices is the leading provider of integrated circuits that enable rapid wireless data applications.

Portfolio Asset Mix


Going Forward
We continue to hold a long-term bullish outlook on the stock market because of the rapid technological innovation driving the economy. We believe that this innovation will continue to keep productivity high and inflation and interest rates low. We are interested in owning the dominant "creators" and "deployers" of technology. Companies that have learned to create or deploy technology to their benefit often garner tremendous competitive advantage. They are "masterpieces," and we believe that investments in masterpieces are the key to long-term wealth accumulation and superior investment performance.

Thank you for your continued investment in the Transamerica Premier Equity Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**



Total Returns                       Average Annual
As of December 31, 1999             Since Inception* One Year
Investor Class                      32.74%           33.26%
Class A                             30.80%           25.91%
Class M                             31.81%           31.31%
S&P 500 Index                       26.37%           21.04%

Investor  Class  ($33,347 at  12/31/99)  Class A ($31,322 at  12/31/99)  Class M
($32,360 at 12/31/99) S&P 500 Index ($27,056 at 12/31/99)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Equity Fund
Schedule of Investments-- December 31, 1999


                                                                       Market
                                                     Shares   Value
                                                     Principal         Market
                                                     Amount   Value

COMMON STOCKS-- 98.6%
Broadcasting-- 5.0%
Clear Channel Communications, Inc.a         180,000  $        16,065,000
Business Services-- 5.3%
First Data Corporation                      350,000         17,259,375
Commercial Services-- 3.2%
Sodexho Marriott Services, Inc.             790,000         10,270,000
Communication Services-- 9.3%
Qwest Communications International, Inc.a   350,000         15,050,000
VeriSign, Inc.a                              80,000         15,275,000
                                                            30,325,000
Computers & Business Equipment-- 21.1%
Cisco Systems, Inc.a                        190,000         20,353,750
Dell Computer Corporationa                   390,000        19,890,000
EMC Corporationa                             260,000        28,405,000
                                                            68,648,750
Drugs & Health Care-- 0.2%
KeraVision, Inc.a                            130,000           796,250
Electronics-- 14.7%
Agilent Technologies, Inc.a                 100,000         7,731,250
Applied Materials, Inc.a                    185,000         23,437,187
Intel Corporation                            200,000        16,462,500
                                                            47,630,937
Financial Services-- 7.1%
Charles Schwab Corporation                   600,000        23,025,000
Hotels & Restaurants-- 3.4%
McDonald's Corporation                       275,000        11,085,938
Retail-- 3.5%
Gap, Inc.                                    250,000        11,500,000
Retail Grocery-- 3.5%
Kroger Companya                              600,000        11,325,000
Software-- 7.1%
IMS Health, Inc.                             350,000        9,515,625
Microsoft Corporationa                      115,000         13,426,250
                                                            22,941,875
Telecommunications Equipment-- 12.0%
QUALCOMM, Inc.                               140,000        24,657,500
RF Micro Devices, Inc.a                     100,000         6,843,750
Vodafone AirTouch PLC ADRb                   150,000        7,425,000
                                                            38,926,250
Trucking & Freight Forwarding-- 3.2%
United Parcel Service, Inc.                 150,000         10,350,000
Total Common Stocks
(cost $162,412,302)                                         320,149,375

REPURCHASE AGREEMENT-- 1.2%
State Street Bank and Trust Company 2.50%,
due 01/03/00,  (collateralized  by
$3,160,000 par value U.S. Treasury Bond,
8.875%, due 08/15/17, with a
value of $3,930,250, cost $3,852,000)     $3,852,000        $3,852,000
Total Investments-- 99.8%
(cost $166,264,302)*                      324,001,375
Other Assets Less Liabilities-- 0.2%      651,492
Net Assets-- 100.0%                                         $324,652,867

a        Non-income producing security
b        ADR -- American Depositary Receipts
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $167,794,005 and $10,056,932, respectively. Net unrealized appreciation for tax purposes is $157,737,073.

See notes to financial statements

Transamerica Premier value Fund
Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica Premier Value Fund (Investor Class) earned a total return of 7.37% for the 12-month period ended December 31, 1999. The fund's performance is in line with peer averages such as the Morningstar Large Cap Value category, which posted a total return of 6.4% in 1999. The fund trailed the 20.4% return of the S&P 500 largely as a result of less concentration in technology sectors. Since its inception in March 1998, the Fund has earned an average annual total return of 7.77% relative to a 19.46% return for the S&P 500.

Portfolio Manager Comments
During 1999, favorable economic conditions helped drive another year of strong performance in the equity markets. Inflation was subdued, interest rates remained low by historical standards, and corporate earnings growth was strong. The strength in the stock market, however, was driven by relatively few stocks, largely concentrated in technology sectors.

The fund's orientation is toward more established businesses with visible cash flows. With respect to technology, we will continue to opportunistically make investments in some established technology leaders, but will more readily make investments in the beneficiaries and deployers of technological innovation. In evaluating all potential investments, we do not see "growth" and "value" as mutually exclusive terms. In fact growth companies are often perceived as value investments in the initial stages of our research.

We continue to discover many high quality businesses, across a variety of industries, trading at substantial discounts to our determination of intrinsic value. Some notable examples in 1999 include American Power Conversion, the leader in power protection equipment, and Gap, the leading specialty apparel retailer. Our underlying aim is to invest in high quality businesses at reasonable prices, not to buy cheap stocks based on predetermined valuation metrics.

Portfolio Asset Mix


Going forward
We maintain our positive long-term outlook for equity markets, given improving global productivity, the benign inflation environment, and the far reaching positive impacts from technological innovation. Given our investment philosophy and horizon, we are quite comfortable continuing to invest in businesses with strong cash flows and sustainable competitive advantages. This is especially true if a company is unappreciated in the current market, as we are confident the value in such investments will ultimately be recognized in the market. Thank you for your continued investment in the Transamerica Premier Value Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER VALUE FUND WITH THE S&P 500 INDEX**


Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                              7.77%                      7.37%
Class A                                     4.35%                      1.55%
Class M                                     6.77%                      5.92%
S&P 500 Index                               19.46%   21.04%


Investor  Class  ($11,401 at  12/31/99)  Class A ($10,776 at  12/31/99)  Class M
($11,218 at 12/31/99) S&P 500 Index ($13,660 at 12/31/99)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- March 31, 1998. Class A and Class M -- June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica premier Value Fund
Schedule of Investments-- December 31, 1999

                                                                       Market
                                                     Shares   Value
                                                                       Market
                                                     Shares   Value


COMMON STOCKS-- 98.2%
Business Services-- 6.0%
First Data Corporation                      11,400   $        562,162
Chemicals-- 5.5%
Minerals Technologies, Inc.                 7,000           280,437
Monsanto Company                             6,600          235,125
                                                            515,562
Colleges & Universities-- 3.8%
Apollo Group, Inc., Class Aa                18,000          361,125
Commercial Services-- 2.6%
Sodexho Marriott Services, Inc.             19,000          247,000
Computers & Business Equipment-- 4.4%
EMC Corporationa                             3,800          415,150
Containers & Packaging-- 1.9%
Sealed Air Corporationa                     3,500           181,344
Drugs & Health Care-- 4.1%
Bristol-Myers Squibb Company                4,500            288,844
KeraVision, Inc.a                           16,500           101,062
                                                            389,906
Electric Utilities-- 2.7%
Niagara Mohawk Power Corporationa           18,000          250,875
Electrical Equipment-- 6.1%
American Power Conversion Corporationa      21,600          569,700
Electronics-- 17.9%
Agilent Technologies, Inc.a                 6,800            525,725
Applied Materials, Inc.a                    4,800           608,100
Intel Corporation                            6,700          551,494
                                                            1,685,319
Financial Services-- 2.3%
Knight/Trimark Group, Inc.a                 4,700           216,200
Hotels & Restaurants-- 2.6%
McDonald's Corporation                       6,000          241,875
Human Resources-- 2.7%
Robert Half International, Inc.a            9,000            257,063
Leisure & Entertainment-- 4.7%
Speedway Motorsports, Inc.a                 16,000          445,000
Retail-- 6.6%
Gap, Inc.                                    8,800          404,800
Hollywood Entertainment Corporationa          15,000        217,500
                                                            622,300
Retail Grocery-- 10.4%
Kroger Companya                                25,700       485,088
Safeway, Inc.a                                13,800         490,762
                                                             975,850
Software-- 3.5%
IMS Health, Inc.                               12,000       326,250
Technology-- 3.2%
Cymer, Inc.a                                 6,500   $      299,000
Telecommunications-- 3.8%
US West, Inc.                                  5,000        360,000
Trucking & Freight Forwarding-- 3.4%
United Parcel Service, Inc.                    4,700        324,300
Total Common Stocks
(cost $7,838,039)                                          9,245,981
PREFERRED STOCK-- 1.3%
Containers & Packaging-- 1.3%
Sealed Air Corporation
(cost $154,185)                              2,500          126,250
Total Investments-- 99.5%
(cost $7,992,224)*                                         9,372,231
Other Assets Less Liabilities-- 0.5%                        42,803
Net Assets-- 100.0%                                     $9,415,034

a        Non-income producing security
o Aggregate cost for Federal tax purposes is $8,004,532. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,158,449 and $790,750, respectively. Net unrealized appreciation for tax purposes is $1,367,699.

See notes to financial statements


Transamerica Premier index Fund
Portfolio Manager: Lisa L. Hansen, Co-Manager: Thomas J. Ray

Fund Performance
The Transamerica Premier Index Fund (Investor Class) earned a total return of 20.65% for the 12-month period ended December 31, 1999, in comparison to a total return of 21.04% for the S&P 500 Index for the same period. Since its inception in October 1995, the Fund has earned an average annual return of 26.01%, relative to a 26.37% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
Overall, equity markets provided excellent returns to investors during 1999, with many top tier companies posting positive results. The returns for the S&P 500 Index reflected this growth based on its composition of industry-leading companies across most sectors of the economy. To achieve its goal, the Fund invests in a package of stocks that mirrors the S&P 500 Index. It also holds fixed-income investments and stock index futures. The combined Fund holdings are designed to duplicate the total return of the S&P 500 Index over time.

Investment in the Fund is an efficient and effective strategy for investors who want to be sure they are invested in leading companies in the US economy. While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should also rise. On the other hand, when the Index is declining, the value of Fund shares should also decline.

Our diligent attention to readjustments in the composition of the S&P 500, especially during the current highly charged merger and acquisition environment, has proven particularly important. The companies in the S&P 500 Index are industry leaders, and their competitive advantages should allow them to continue to earn returns that consistently exceed those of their domestic and international rivals.

Portfolio Asset Mix


Going Forward
We continue to expect positive returns for high-quality equity investments in 2000. While higher interest rates may slow economic growth, inflation should remain moderate. The companies in the S&P 500 are well positioned to outperform in this changing environment and should do well in the year ahead.

Thank you for your continued investment in the Transamerica Premier Index Fund.


Comparison of change in value of a $10,000 investment in transamerica premier index fund with the s&p 500 index**

Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                                       26.01%   20.65%
Class A                                              24.12%   13.99%
Class M                                              25.11%   18.74%
S&P 500 Index                                        26.37%   21.04%


Investor  Class  ($26,728 at  12/31/99)  Class A ($25,061 at  12/31/99)  Class M
($25,920 at 12/31/99) S&P 500 Index ($27,056 at 12/31/99)


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Index Fund
Schedule of Investments-- December 31, 1999

                                                                       Market
                                                     Shares   Value
                                                                       Market
                                                     Shares   Value

COMMON STOCKS-- 81.1%
Advertising-- 0.1%
Omnicom Group, Inc.                         532      $        53,200
Aerospace & Defense-- 0.8%
Boeing Company                            3,292             136,824
Computer Sciences Corporationa              516             48,826
General Dynamics Corporation                650              34,288
Lockheed Martin Corporation                 1,296            28,350
Northrop Grumman Corporation                225              12,164
Raytheon Company, Class B                  1,096            29,113
Teledyne Technologies, Inc.a                85               802
TRW, Inc.                                    427            22,177
United Technologies Corporation             1,585           103,025
                                                            415,569
Agricultural Machinery-- 0.1%
Deere & Company                              840            36,435
Air Travel-- 0.2%
AMR Corporationa                             552             36,984
Delta Air Lines, Inc.                       456             22,714
Southwest Airlines Company                   1,611           26,078
US Airways Group, Inc.a                     283             9,074
                                                            94,850
Aluminum-- 0.3%
Alcan Aluminum Ltd.                         738             30,397
Alcoa, Inc.                                  1,158          96,114
Reynolds Metals Company                       221           16,934
                                                            143,445
Apparel & Textiles-- 0.1%
Liz Claiborne, Inc.                         233             8,767
Nike, Inc.                                   944             46,787
Reebok International Ltd.a                   185            1,515
Russell Corporation                         130              2,177
Springs Industries, Inc.                    68              2,716
VF Corporation                                424             12,720
                                                             74,682
Auto Parts-- 0.2%
Dana Corporation                              520              15,568
Delphi Automotive Systems Corporation         1,848          29,106
Eaton Corporation                            245            17,793
Genuine Parts Company                       596             14,788
                                                            77,255
Automobiles-- 0.7%
Ford Motor Company                          3,937           210,384
General Motors Corporation                   2,130           154,824
PACCAR, Inc.                                 265            11,743
                                                            376,951

Banking-- 2.9%
AmSouth Bancorporation                      1,310   $        25,299
Banc One Corporation                        3,807           122,062
Bank of New York Company, Inc.              2,472           98,880
BankAmerica Corporation                      5,631          282,606
BB&T Corporation                             958            26,225
Comerica, Inc.                               545            25,445
Fifth Third Bancorp                         956             70,146
First Union Corporation                     3,224           105,787
FleetBoston Financial Corporation           2,912           101,374
Huntington Bancshares, Inc.                 754             18,002
J.P. Morgan & Company, Inc.                 604             76,481
KeyCorp                                      1,502          33,232
MBNA Corporation                             2,470          67,307
National City Corporation                    2,026          47,991
Northern Trust Corporation                   740            39,220
Old Kent Financial Corporation              390             13,796
PNC Bank Corporation                        981             43,655
Providian Financial Corporation             457             41,616
SouthTrust Corporation                      525             19,852
Summit Bancorp                               592            18,130
SunTrust Banks, Inc.                        1,028           70,739
Synovus Financial Corporation               866             17,212
US Bancorp                                   2,357           56,126
Wachovia Corporation                        656             44,608
                                                            1,465,791
Biological Products-- 0.1%
Millipore Corporation                       146             5,639
PE Corporation-PE Biosystems Group          405             51,051
                                                            56,690
Broadcasting-- 0.7%
Clear Channel Communications, Inc.a         1,152           102,816
Comcast Corporation                         2,460           124,384
Viacom, Inc.a                                2,366           142,995
                                                            370,195
Building Construction-- 0.0%
Centex Corporation                          197              4,863
Fluor Corporation                            243            11,148
Kaufman & Broad Home Corporation            161             3,894
Pulte Corporation                            136             3,060
                                                            22,965
Business Services-- 1.0%
Automatic Data Processing, Inc.             1,948           104,948
Deluxe Corporation                          276             7,573
Ecolab, Inc.                                 430             16,824
Electronic Data Systems Corporation         1,618           108,305
First Data Corporation                      1,465           72,243
H & R Block, Inc.                            348             15,225
Humana, Inc.a                                547            4,478
Interpublic Group Companies, Inc.           908             52,380
Paychex, Inc.                                799     $      31,960
R.R. Donnelley & Sons Company               480              11,910
Service Corporation International           900              6,244
Solectron Corporationa                      800              76,100
The Dun & Bradstreet Corporation            566              16,697
                                                            524,887
Chemicals-- 1.2%
Air Products and Chemicals, Inc.            747             25,071
B.F. Goodrich Company                       326             8,965
Dow Chemical Company                         719            96,076
E.I. du Pont de Nemours and Company         3,333           219,561
Eastman Chemical Company                     269             12,828
FMC Corporationa                             106             6,075
Great Lakes Chemical Corporation            189               7,217
Hercules, Inc.                               334            9,310
Mallinckrodt, Inc.                          236             7,508
Monsanto Company                             2,036          72,533
PPG Industries, Inc.                        607             37,976
Praxair, Inc.                                490            24,653
Rohm & Haas Company                          685             27,871
Sigma-Aldrich Corporation                    337            10,131
Union Carbide Corporation                    436            29,103
Vulcan Materials Company                     330            13,179
W.R. Grace & Companya                        243            3,372
                                             611,429
Communication Services-- 4.9%
America Online, Inc.a                       7,194           542,697
Global Crossing Ltd.a                       2,533           126,650
Lucent Technologies, Inc.                    10,168         760,694
MediaOne Group, Inc.a                       1,972           151,474
SBC Communications, Inc.                     11,183         545,171
Yahoo!, Inc.a                                855            369,948
                                                            2,496,634
Computers & Business Equipment-- 8.1%
3Com Corporationa                            1,163          54,661
Apple Computer, Inc.a                       516             53,051
Cabletron Systems, Inc.a                    494             12,844
Ceridian Corporationa                       464              10,005
Cisco Systems, Inc.a                        11,318          1,212,441
Citrix Systems, Inc.a                       295             36,285
Compaq Computer Corporation                 5,533           149,737
Dell Computer Corporationa                   8,802          448,902
EMC Corporationa                             3,533          385,980
Gateway 2000, Inc.a                         1,020           73,504
Hewlett-Packard Company                      3,367          383,628
International Business Machines Corporation 5,863           633,204
Lexmark International Group, Inc., Class Aa  420            38,010
Network Appliance, Inc.a                    470             39,039
Pitney Bowes, Inc.                          952             45,993
Seagate Technology, Inc.a                   753             35,062
Sun Microsystems, Inc.a                     5,186           401,591
Tandy Corporation                            646     $        31,775
Unisys Corporationa                         916             29,255
Xerox Corporation                            2,144           48,642
                                                            4,123,609
Conglomerates-- 1.1%
CBS Corporationa                              2,492          159,332
Cendant Corporationa                        2,362            62,741
Gillette Company                             3,591           147,904
Harcourt General, Inc.                      232              9,338
Minnesota Mining & Manufacturing Company    1,358            132,914
Textron, Inc.                                542            41,565
                                                            553,794
Construction & Mining Equipment-- 0.2%
Caterpillar, Inc.                            1,166          54,875
Dover Corporation                            740            33,577
Foster Wheeler Corporation                   136            1,207
                                                            89,659
Construction Materials-- 0.1%
Armstrong World Industries, Inc.            132             4,406
Huttig Building Products, Inc.a             49              241
Masco Corporation                            1,467          37,225
Owens Corning                                165            3,187
Sherwin-Williams Company                    568             11,928
                                                            56,987
Consumer Products-- 0.0%
American Greetings Corporation              239             5,646
Water Pik Technologies, Inc.a               30              287
                                                            5,933
Containers & Glass-- 0.1%
Ball Corporation                             92              3,623
Bemis Company, Inc.                         167              5,824
Crown Cork & Seal Company, Inc.             421              9,420
Owens-Illinois, Inc.a                       483              12,105
Pactiv Corporationa                         572             6,077
Temple-Inland, Inc.                         192             12,660
                                                            49,709
Containers & Packaging-- 0.0%
Sealed Air Corporationa                     289             14,974
Cosmetics & Toiletries-- 0.1%
Alberto-Culver Company                       193            4,982
Avon Products, Inc.                         878             28,974
International Flavors & Fragrances, Inc.     362             13,665
                                                             47,621
Drugs & Health Care-- 7.2%
Abbott Laboratories                         4,935           179,202
Allergan, Inc.                               428            21,293
Alza Corporationa                            325            11,253
American Home Products Corporation          4,291           169,226
Amgen, Inc.a                                 3,492   $        209,738
Bausch & Lomb, Inc.                         195             13,345
Baxter International, Inc.                  913             57,348
Becton, Dickinson & Company                 819             21,908
Biomet, Inc.                                 371            14,840
Bristol-Myers Squibb Company                6,594           423,252
C.R. Bard, Inc.                              176            9,328
Cardinal Health, Inc.                       875             41,891
Columbia/HCA Healthcare Corporation         2,173           63,696
Eli Lilly & Company                         3,577           237,871
Guidant Corporation                         962             45,214
HEALTHSOUTH Corporationa                      1,382         7,428
Johnson & Johnson                             4,395         409,284
Manor Care, Inc.a                             355           5,680
McKesson Corporation                        884             19,945
Medtronic, Inc.                              3,730          135,912
Merck & Company, Inc.                       7,748           519,600
PerkinElmer, Inc.a                          152             6,337
Pfizer, Inc.                                 12,967         420,617
Pharmacia & Upjohn, Inc.                     1,665          74,925
Quintiles Transnational Corporationa         375            7,008
Schering-Plough Corporation                 4,819           203,302
St. Jude Medical, Inc.a                     267              8,194
Tenet Healthcare Corporationa               966             22,701
United Healthcare Corporation               607             32,247
Warner-Lambert Company                       2,867          234,915
Watson Pharmaceuticals, Inc.a               315             11,281
Wellpoint Health Networks, Inc.a            219             14,440
                                                            3,653,221
Electric Utilities-- 1.3%
AES Corporationa                             552              41,262
Ameren Corporation                          447               14,639
American Electric Power Company             626               20,110
Carolina Power & Light Company              504               15,341
Central & South West Corporation            698              13,960
CINergy Corporation                         516             12,449
CMS Energy Corporation                       330            10,292
Consolidated Edison Company of
     New York, Inc.                          781            26,944
Constellation Energy Group                   491            14,239
Dominion Resources, Inc.                     607             23,825
DTE Energy Company                          485              15,217
Duke Energy Corporation                      1,179           59,097
Edison International                        1,141            29,880
Entergy Corporation                         772              19,879
FirstEnergy Corporation                     768              17,424
Florida Progress Corporation                315              13,328
FPL Group, Inc.                              599             25,645
GPU, Inc.                                    405             12,125
New Century Energies, Inc.                   395             11,998
Niagara Mohawk Power Corporationa           603               8,404
Northern States Power Company               467               9,107
P P & L Resources, Inc.                     491              11,233
PECO Energy Company                         1,018         $  35,375
PG & E Corporation                          1,245            25,522
Pinnacle West Capital Corporation           280              8,558
Public Service Enterprise Group, Inc.        791               27,537
Reliant Energy, Inc.                        921               21,068
Southern Company                             2,242           52,687
Texas Utilities Company                     917              32,611
Unicom Corporation                          713             23,885
                                                              653,641
Electrical Equipment-- 3.7%
Boston Scientific Corporationa              1,226           26,819
Cooper Industries, Inc.                     368             14,881
Emerson Electric Company                     1,465          84,054
General Electric Company                     10,840         1,677,490
Johnson Controls, Inc.                      277             15,754
Molex, Inc.                                  513            29,081
National Service Industries, Inc.           135             3,983
W.W. Grainger, Inc.                         324             15,491
                                                        1,867,553
Electronics-- 4.4%
Adaptec, Inc.a                               333            16,608
Advanced Micro Devices, Inc.a               460             13,311
Analog Devices, Inc.a                       555             51,615
Andrew Corporationa                         292             5,530
Applied Materials, Inc.a                    1,323           167,608
Honeywell International, Inc.               2,642           152,410
Intel Corporation                            10,992         904,779
KLA Tencor Corporationa                      276            30,739
LSI Logic Corporationa                      441             29,768
Micron Technology, Inc.a                    805             62,589
Motorola, Inc.                               1,950          287,137
National Semiconductor Corporationa         546             23,376
Rockwell International Corporation          620             29,683
Scientific-Atlanta, Inc.                    245             13,628
Silicon Graphics, Inc.a                     599             5,878
Tektronix, Inc.                              159            6,181
Tellabs, Inc. a                              1,210          77,667
Teradyne, Inc.a                              570            37,620
Texas Instruments, Inc.                     2,695           261,078
Thomas & Betts Corporation                   169            5,387
Xilinx, Inc.a                                1,040          47,287
                                                            2,229,879
Financial Services-- 5.2%
American Express Company                     1,471          244,554
Associates First Capital Corporation         2,348          64,423
Capital One Financial Corporation           621             29,924
Charles Schwab Corporation                   2,608          100,082
Chase Manhattan Corporation                 2,750           213,641
Citigroup, Inc.                              11,085         615,910
Countrywide Credit Industries, Inc.         349             8,812
Equifax, Inc.                                 484           11,404
Federal Home Loan Mortgage Corporation      2,209    $        103,961
Federal National Mortgage Association       3,374            210,664
Firstar Corporation                         3,316            70,051
Franklin Resources, Inc.                    809              25,939
Household International, Inc.               1,554            57,887
Lehman Brothers Holdings, Inc.              380              32,181
Mellon Financial Corporation                1,734             59,064
Merrill Lynch & Company, Inc.               1,138             95,023
Morgan Stanley Dean Witter & Co.            1,880             268,370
Paine Webber Group, Inc.                     465             18,048
Regions Financial Corporation               690              17,336
SLM Holding Corporation                      552               23,322
State Street Corporation                    555                40,550
T. Rowe Price Associates, Inc.              400                14,775
The Bear Stearns Companies, Inc.            434                18,554
Union Planters Corporation                   414             16,327
Washington Mutual, Inc.                      1,933           50,258
Wells Fargo Company                         5,511            222,851
                                                            2,633,911
Food & Beverages-- 2.5%
Archer-Daniels-Midland Company              2,064           25,155
Bestfoods                                     949           49,882
Campbell Soup Company                         1,461         56,522
Coca-Cola Company                             8,018         467,049
Coca-Cola Enterprises, Inc.                 1,342           27,008
ConAgra, Inc.                                1,598          36,055
General Mills, Inc.                         1,044           37,323
H.J. Heinz Company                          1,200           47,775
Hershey Foods Corporation                    508            24,130
Kellogg Company                              1,380          42,521
Nabisco Group Holdings Corporation          1,065           11,316
PepsiCo, Inc.                                4,775          168,319
Quaker Oats Company                         442             29,006
Ralston-Ralston Purina Group                1,040           28,990
Sara Lee Corporation                        2,972           65,570
Sysco Corporation                            1,159           45,853
Unilever NV and PLC                         1,877            102,179
Wm. Wrigley Jr. Company                      377             31,267
                                                            1,295,920
Gas & Pipeline Utilities-- 0.5%
Coastal Corporation                         700             24,806
Columbia Gas System, Inc.                    275            17,394
Consolidated Natural Gas Company            304              19,741
Eastern Enterprises                         68               3,906
El Paso Energy Corporation                   742            28,799
Enron Corporation                            2,292          101,707
NICOR, Inc.                                  159            5,167
ONEOK, Inc.                                  86             2,161
People's Energy Corporation                 122              4,087
The Williams Companies, Inc.                1,365            41,718
                                                            249,486
Gas Exploration and Distribution-- 0.2%
Anadarko Petroleum Corporation              415             $ 14,162
Apache Corporation                          360             13,297
Burlington Resources, Inc.                   726            24,003
Occidental Petroleum Corporation            1,089           23,550
Union Pacific Resources Group, Inc.         770             9,818
                                                            84,830
Gold & Mining-- 0.2%
Barrick Gold Corporation                     1,200          21,225
Freeport-McMoRan Copper & Gold, Inc.         533            11,260
Homestake Mining Company                     766            5,984
Newmont Mining Corporation                   522            12,789
Phelps Dodge Corporation                     225            15,103
Placer Dome, Inc.                            1,100          11,825
                                                            78,186
Hotels & Restaurants-- 0.5%
Darden Restaurants, Inc.                    493             8,935
Hilton Hotels Corporation                    1,219         11,733
Marriott International, Inc.                819             25,850
McDonald's Corporation                       4,540          183,019
Mirage Resorts, Inc.a                       652             9,984
Tricon Global Restaurants, Inc.a            511             19,737
Wendy's International, Inc.                 415             8,559
                                                            267,817
Household Appliances & Products-- 1.6%
Black & Decker Corporation                   293            15,309
Clorox Company                               760            38,285
Colgate-Palmolive Company                    1,918          124,670
Corning, Inc.                                830            107,018
Maytag Corporation                          295              14,160
Newell Rubbermaid, Inc.                     920              26,680
Procter & Gamble Company                     4,318          473,091
Snap-On, Inc.                                205            5,445
The Stanley Works                            293            8,827
Tupperware Corporation                      206             3,489
Whirlpool Corporation                       237             15,420
                                                           832,394
Industrial Machinery-- 0.8%
Briggs & Stratton Corporation               85              4,558
Crane Company                                220            4,372
Cummins Engine Company, Inc.                133             6,426
Illinois Tool Works, Inc.                   999             67,495
Ingersoll-Rand Company                       548            30,174
ITT Industries, Inc.                        295             9,864
Milacron, Inc.                               126            1,937
NACCO Industries, Inc.                      21              1,167
Pall Corporation                             403            8,690
Parker Hannifin Corporation                 365             18,729
Thermo Electron Corporationa                502              7,530
Timken Company                               209            4,271
Tyco International Ltd.                     5,803           225,592
                                                             390,805
Insurance-- 2.4%
Aetna Life & Casualty Company               497             $ 27,739
AFLAC, Inc.                                  900            42,469
Allstate Corporation                        2,674           64,176
American General Corporation                797             60,472
American International Group, Inc.          5,026           543,436
Aon Corporation                              814            32,560
Chubb Corporation                            577            32,492
CIGNA Corporation                            739            59,536
Cincinnati Financial Corporation            542             16,904
Conseco, Inc.                               1,025           18,322
Hartford Financial Services Group, Inc.      785             37,189
Jefferson-Pilot Corporation                 353             24,092
Lincoln National Corporation                692              27,680
Loews Corporation                            378            22,940
Marsh & McLennan Companies, Inc.            792             75,784
MBIA, Inc.                                   311            16,425
MGIC Investment Corporation                 413             24,857
Progressive Corporation Ohio                232              16,965
Safeco Corporation                          420              10,448
St. Paul Companies, Inc.                    771              25,973
Torchmark Corporation                       460              13,369
UNUM Corporation                             763            24,464
                                                            1,218,292
Investment Companies-- 1.3%
Standard and Poor's Depository Receipts      4,518          663,581
Leisure & Entertainment-- 0.6%
Brunswick Corporation                       331             7,365
Carnival Corporation                        1,900           90,843
Harrah's Entertainment, Inc.a               418             11,051
The Walt Disney Company                      6,696          195,858
                                                            305,117
Liquor-- 0.4%
Adolph Coors Company                        130             6,825
Anheuser-Busch Companies, Inc.              1,556           110,282
Brown-Forman Corporation                     225            12,881
The Seagram Company Ltd.                     1,370          61,564
                                                            191,552
Manufacturing-- 0.1%
Danaher Corporation                         414              19,976
Leggett & Platt, Inc.                       640              13,720
                                                            33,696
Mobile Homes-- 0.0%
Fleetwood Enterprises, Inc.                 112             2,310
MultiMedia-- 0.6%
Time Warner, Inc.                            4,330          313,654
Newspapers-- 0.4%
Dow Jones & Company, Inc.                    310            21,080
Gannett Company, Inc.                       931             75,935
Knight-Ridder, Inc.                         258             15,351
New York Times Company                       639           $31,391
Times Mirror Company                        260             17,420
Tribune Company                              838            46,142
                                                            207,319
Non-Ferrous Metals-- 0.0%
Engelhard Corporation                       483             9,117
Inco Ltd.                                    487            11,444
                                                            20,561
Office Furnishings & Supplies-- 0.1%
Avery Dennison Corporation                   351            25,579
Ikon Office Solutions, Inc.                 490             3,338
                                                            28,917
Oil-- 3.8%
Amerada Hess Corporation                     302            17,139
Ashland, Inc.                                221            7,279
Atlantic Richfield Company                   1,066          92,209
Chevron Corporation                         2,156           186,763
Conoco, Inc., Class B                       2,060           51,242
Exxon Mobil Corporation                      11,513         927,516
Kerr-McGee Corporation                       288            17,856
Phillips Petroleum Company                   866            40,702
Royal Dutch Petroleum Company               7,050           426,084
Sempra Energy                                815            14,161
Sunoco, Inc.                                 257            6,040
Texaco, Inc.                                 1,772          96,242
Tosco Corporation                            500            13,594
Unocal Corporation                          811             27,219
USX-Marathon Group                          964             23,799
                                                            1,947,845
Paper & Forest Products-- 0.7%
Boise Cascade Corporation                    175             7,088
Champion International Corporation          309             19,139
Fort James Corporation                      715             19,573
Georgia-Pacific Corporation                 598             30,348
International Paper Company                 1,325           74,780
Kimberly-Clark Corporation                   1,830          119,407
Louisiana-Pacific Corporation               359             5,116
Mead Corporation                             353            15,333
Potlatch Corporation                        90              4,016
Westvaco Corporation                        341             11,125
Weyerhaeuser Company                        768             55,152
Willamette Industries, Inc.                 363             16,857
                                                            377,934
Petroleum Services-- 0.4%
Baker Hughes, Inc.                          1,057           22,263
Halliburton Company                         1,392           56,028
McDermott International, Inc.               190             1,722
Rowan Companies, Inc.a                      282             6,116
Schlumberger Ltd.                            1,761          99,056
Transocean Sedco Forex, Inc.                700             23,579
                                                            208,764
Photography-- 0.1%
Eastman Kodak Company                        1,103   $        73,074
Polaroid Corporation                        147             2,765
                                                            75,839
Pollution Control-- 0.1%
Allied Waste Industries, Inc.a              595             5,243
Waste Management, Inc.                      1,869           32,129
                                                            37,372
Publishing-- 0.1%
Jostens, Inc.                                115            2,796
McGraw-Hill Companies, Inc.                 678             41,782
Meredith Corporation                        171             7,128
                                                            51,706
Railroads & Equipment-- 0.2%
Burlington Northern Santa Fe                1,467           35,574
CSX Corporation                              709            22,245
Union Pacific Corporation                    750            32,719
                                                            90,538
Retail-- 4.9%
AutoZone, Inc.a                              484            15,639
Bed Bath & Beyond, Inc.a                     442            15,360
Best Buy Company, Inc.a                     675             33,877
Circuit City Stores-Circuit City Group       664             29,922
Consolidated Stores Corporationa            345             5,606
Costco Companies, Inc.a                     680             62,050
CVS Corporation                              1,268          50,641
Dayton Hudson Corporation                    1,430          105,016
Dillard's, Inc.                              370            7,469
Dollar General Corporation                   736             16,744
Federated Department Stores, Inc.a          687              34,736
Gap, Inc.                                     2,827         130,042
Home Depot, Inc.                             7,506          514,630
J.C. Penney Company, Inc.                    775            15,452
Kmart Corporationa                          1,551           15,607
Kohl's Corporationa                         533             38,476
Limited, Inc.                                699            30,275
Longs Drug Stores Corporation               135             3,485
Lowe's Companies, Inc.                      1,205           71,999
May Department Stores Company               1,174           37,861
Nordstrom, Inc.                              523            13,696
Office Depot, Inc.a                         1,220           13,344
Pep Boys-Manny, Moe & Jack                   176            1,606
Rite-Aid Corporation                        838             9,375
Sears, Roebuck & Company                     1,291          39,295
Staples, Inc.a                               1,449          30,067
SUPERVALU, Inc.                              409            8,180
TJX Companies, Inc.                         986             20,151
Toys "   " Us, Inc.a                        906             12,967
Wal-Mart Stores, Inc.                       14,660          1,013,372
Walgreen Company                             3,266          95,530
                                                             2,492,470
Retail Grocery-- 0.3%
Albertson's, Inc.                             1,413   $        45,569
Great Atlantic & Pacific Tea Company, Inc.  131             3,652
Kroger Companya                              2,736          51,642
Safeway, Inc.a                               1,518          53,984
Winn-Dixie Stores, Inc.                     500             11,969
                                                            166,816
Savings & Loan-- 0.0%
Golden West Financial Corporation           597             20,000
Software-- 5.8%
Adobe Systems, Inc.                         456             30,666
Autodesk, Inc.                               192            6,480
BMC Software, Inc.a                         671             53,638
Computer Associates International, Inc.     1,798           125,748
Compuware Corporationa                       1,200          44,700
IMS Health, Inc.                             1,041          28,302
Microsoft Corporationa                      17,351          2,025,729
Novell, Inc.a                                1,176          46,967
Oracle Corporationa                         5,015           561,993
Parametric Technology Corporationa          882             23,869
PeopleSoft, Inc.                             752            16,027
Shared Medical Systems Corporation          77              3,922
                                                            2,968,041
Steel-- 0.1%
Allegheny Technologies, Inc.                300             6,731
Bethlehem Steel Corporationa                422             3,534
Nucor Corporation                            289            15,841
USX-US Steel Group                          281             9,273
Worthington Industries, Inc.                302             5,002
                                                            40,381
Telecommunications-- 5.0%
Alltel Corporation                          1,000           82,688
AT&T Corporation                             10,376         526,582
Bell Atlantic Corporation                    5,051          310,952
BellSouth Corporation                       6,363           297,868
CenturyTel, Inc.                             435            20,608
GTE Corporation                              3,174          223,965
MCI WorldCom, Inc.a                         9,450           501,441
Nextel Communications, Inc.a                1,185           122,203
Sprint Corporation (Fon Group)              2,914           196,149
Sprint Corporation (PCS Group)a             1,543           158,157
US West, Inc.                                1,620          116,640
                                                            2,557,253
Telecommunications Equipment-- 1.9%
ADC Telecommunications, Inc.a               430             31,202
Comverse Technology, Inc.a                   230            33,292
General Instrument Corporationa             538             45,730
Nortel Networks Corporation                 4,649           469,549
QUALCOMM, Inc.                               2,296          404,383
                                                             984,156
Tires & Rubber-- 0.0%
Cooper Tire & Rubber Company                239             $3,719
Goodyear Tire & Rubber Company              507             14,291
                                                            18,010
Tobacco-- 0.4%
Fortune Brands, Inc.                        583             19,276
Philip Morris Companies, Inc.               7,922           183,691
UST, Inc.                                    612            15,415
                                                             218,382
Toys & Amusements-- 0.1%
Hasbro, Inc.                                  646           12,315
Mattel, Inc.                                  1,353         17,758
                                                             30,073
Transportation-- 0.1%
Kansas City Southern Industries, Inc.        357            26,641
Norfolk Southern Corporation                1,256           25,748
                                                            52,389
Trucking & Freight Forwarding-- 0.1%
FDX Corporationa                             968            39,628
Navistar International Corporationa         235             11,133
Ryder System, Inc.                          247             6,036
                                                            56,797
Total Common Stocks
(cost $25,893,193)                                     41,380,672
COMMERCIAL PAPER-- DOMESTIC-- 15.3%
Commercial Financial Services-- 3.4%
General Electric Capital Corporation
         5.810%   03/16/00 $900,000 889,106
IBM Credit Corporation
         5.720%   03/16/00 850,000  839,871
                                    1,728,977
Consumer Financial Services-- 0.2%
Ford Motor Credit Company
         6.250%   01/11/00 100,000  99,826
Financial Services-- 11.7%
Caterpillar Financial Services
         6.500%   01/25/00 1,000,000        995,667
Corporate Asset Funding Corporation
         6.500%   01/18/00 2,000,000        1,993,861
         6.350%   01/24/00 1,000,000        995,943
Merrill Lynch & Company, Inc.
         6.370%   01/19/00 1,000,000        996,815
         6.270%   01/24/00 1,000,000        995,994
                                    5,978,280
Total Commercial Paper-- Domestic
(cost $7,807,083)                           7,807,083
U.S. GOVERNMENT SECURITY-- 1.9%
U.S. Treasury Bill
(cost $989,198)*  5.185%   03/16/00 $1,000,000       $        989,198
REPURCHASE AGREEMENT-- 1.4%
State Street Bank & Trust Company,
2.50%, due 01/03/00,  (collateralized  by
$635,000 par value U.S. Treasury Note,
7.875%, due 02/15/21, with
a value of $729,456, cost $712,000)         712,000  712,000
Total Investments-- 99.7%
(cost $35,401,474)**                                 50,888,953
Other Assets Less Liabilities-- 0.3%                 172,552
Net Assets-- 100.0%                 $51,061,505

         a        Non-income producing security
         * $989,198 market value of securities has been pledged as collateral for initial margin for futures contracts. ** Aggregate cost for Federal tax purposes is $35,441,832. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,806,801 and $1,359,680, respectively. Net unrealized appreciation for tax purposes is $15,447,121.

See notes to financial statements

Schedule of futures contracts

   Number of        Contract Total            Unrealized
   Contracts        Description              Contract Value Gain

   28               S&P 500  $10,389,400         $400,225
                    March 2000
                    (Long)


Transamerica Premier balanced Fund
Portfolio Manager: Gary U. Rolle, Co-Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance
The Transamerica Premier Balanced Fund (Investor Class) returned 14.81% for the 12-month period ended December 31, 1999. In comparison, the benchmark indexes, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index returned 21.04% and -2.15%, respectively. Since the Fund's inception in October 1995, it has achieved an average annual return of 22.50%.

Portfolio Manager Comments
Mirroring the market in general, the performance of the Fund in 1999 continued to be driven by its stock holdings, with the most significant gains coming in the fourth quarter. Some particularly attractive holdings in our portfolio include QUALCOMM, Applied Materials, Cisco, Schwab, Intel, JDS Uniphase, the leader in optical components for the broadband communications market, and AES, a rapidly growing worldwide utility.

In contrast, fixed income returns were at their lowest point since 1994. Corporate bonds outperformed US Treasuries by a significant margin, however, and the Fund benefited from its concentration in the bonds of premier companies expected to outperform. In addition, the Fund was able to take advantage of a mid-year yield pick up, and a capital appreciation pick up in the latter part of the year. Some credit selections that worked out particularly well included Centaur Funding and PEMEX.

Portfolio Asset Mix


Going Forward
We expect that the economy will continue to grow and that inflation will remain relatively low. Although the Federal Reserve will no doubt raise interest rates during the first quarter, it should continue with the incremental approach it has taken in the past to quash inflation. We think fixed income rates have moved closer to a peak than a cyclical bottom, and expect solidly positive returns from our fixed holdings this year. We believe the Fund is poised to deliver impressive returns in 2000. The equity portion of our portfolio continues to hold companies with bright futures, while our fixed income component is positioned to cushion volatility with high yields.

Thank you for your continued  investment in the  Transamerica  Premier  Balanced
Fund.

comparison of change in value of a $10,000 investment in transamerica premier balanced fund with lehman brothers government/corporate bond index and s&p 500 index**


Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                              22.50%            14.81%
Class A                                     20.71%            8.47%
Class M                                     21.67%            13.18%
S&P 500 Index                               26.37%            21.04%
Lehman Brothers Government/
         Corporate Bond Index               5.70%              -2.15%

Investor  Class  ($23,700 at  12/31/99)  Class A ($22,262 at  12/31/99)  Class M
($23,025 at 12/31/99) S&P 500 Index ($27,056 at 12/31/99)
Lehman Brothers Government/Corporate Bond Index ($12,661 at 12/31/99)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad -- based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Balanced Fund
Schedule of Investments-- December 31, 1999
                                      Shares or           Market
                                      Principal Amount     Value

COMMON STOCKS-- 67.2%
Air Travel-- 0.2%
Southwest Airlines Company                   10,000  $161,875
Chemicals-- 1.8%
Minerals Technologies, Inc.                  30,000   1,201,875
Communication Services-- 4.3%
Lucent Technologies, Inc.                    20,000  1,496,250
Qwest Communications International, Inc.a   30,000   1,290,000
                                                       2,786,250
Computers & Business Equipment-- 9.9%
Cisco Systems, Inc.a                        31,500   3,374,437
Dell Computer Corporationa                   33,000  1,683,000
Hewlett-Packard Company                      12,000  1,367,250
                                                       6,424,687
Drugs & Health Care-- 2.6%
Merck & Company, Inc.                       25,000   1,676,563
Electric Utilities-- 2.1%
AES Corporationa                             10,000  747,500
Calpine Corporationa                        10,000   640,000
                                                       1,387,500
Electrical Equipment-- 0.6%
American Power Conversion Corporationa       15,000   395,625
Electronics-- 12.7%
Agilent Technologies, Inc.a                 6,500    502,531
Applied Materials, Inc.a                    26,000   3,293,875
Intel Corporation                            54,400  4,477,800
                                                       8,274,206
Financial Services-- 6.8%
Charles Schwab Corporation                   33,000  1,266,375
Merrill Lynch & Company, Inc.               20,000   1,670,000
State Street Corporation                    20,000   1,461,250
                                                       4,397,625
Hotels & Restaurants-- 1.5%
Marriott International, Inc.                30,500   962,656
Insurance-- 3.1%
American International Group, Inc.          18,750   2,027,344
Petroleum Services-- 1.0%
Schlumberger Ltd.                            10,000  562,500
Transocean Sedco Forex, Inc.                1,936    65,219
                                                       627,719
Publishing-- 2.4%
McGraw-Hill Companies, Inc.                 25,000   1,540,625
Retail-- 2.5%
Williams-Sonoma, Inc.a                      35,000   1,610,000
Retail Grocery-- 1.4%
Kroger Companya                              50,000  943,750
Software-- 4.0%
Microsoft Corporationa                      22,000   $2,568,500
Telecommunications-- 2.5%
JDS Uniphase Corporationa                    10,000  1,613,125
Telecommunications Equipment-- 5.0%
General Motors Corporation, Class Ha         10,000   960,000
QUALCOMM, Inc.                               10,000  1,761,250
Vodafone AirTouch PLC ADRd                   10,000  495,000
                                                       3,216,250
Trucking & Freight Forwarding-- 2.8%
United Parcel Service, Inc.                 26,000   1,794,000
Total Common Stocks
(cost $24,174,377)                                   43,610,175
PREFERRED STOCK-- 1.2%
Financial Services-- 1.2%
Centaur Funding Corporationb
(cost $890,976)                              800     810,160
CORPORATE BONDS-- 25.4%
Advertising-- 0.7%
Valassis Communications, Inc.
         6.625%   01/15/09                   $500,000 452,150
Beverages-- 1.4%
Pepsi Bottling Group, Inc.
         7.000%   03/01/29                   1,000,000 904,720
Broadcasting-- 0.8%
Viacom, Inc.
         7.750%   06/01/05                   500,000  503,265
Drugs & Health Care-- 0.5%
Alternate Living Services, Inc.
         5.250%   12/15/02                   500,000  301,250
Electric Utilities-- 3.9%
Cleveland Electric Illuminating Company
         7.430%   11/01/09                   500,000  474,615
         7.880%   11/01/17                   500,000  474,200
Commonwealth Edison Company
         7.000%   07/01/05                   300,000  294,780
Niagara Mohawk Power Corporation
         7.625%   10/01/05                   756,098  754,094
Western Massachusetts Electric Company
         6.875%   01/01/00                   500,000  500,000
                                                       2,497,689

Finance & Banking-- 3.8%
Key Bank, N.A.
         7.125%   08/15/06 $                 500,000 $   487,900
Korea Development Bank
         7.125%   04/22/04                   1,000,000   974,660
Mellon Bank Corporation
         7.000%   03/15/06                   300,000  294,237
Sears Roebuck Acceptance Corporation
         7.260%   04/21/03                   500,000  493,240
The Money Store, Inc.
         8.375%   04/15/04                   200,000  207,634
                                                       2,457,671
Financial Services-- 2.3%
Chase Manhattan Corporation
         7.125%   03/01/05                   500,000  494,085
Merrill Lynch & Company, Inc.
         6.640%   09/19/02                   500,000  494,710
PEMEX Finance Ltd.
         9.690%   08/15/09                   500,000  515,650
                                                       1,504,445
Gas Exploration and Distribution-- 1.3%
Gulf Canada Resources Ltd.
         8.250%   03/15/17                   390,000  346,254
Triton Energy Ltd.
         9.250%   04/15/05                   500,000  506,250
                                                       852,504
Hotels & Restaurants-- 0.4%
Mirage Resorts, Inc.
         6.750%   02/01/08                   300,000  263,559
Industrial-- 0.5%
Spinnaker Industries, Inc.
         10.750%  10/15/06                   500,000  350,000
Leisure & Entertainment-- 1.5%
Premier Parks, Inc.
         9.750%   01/15/07                   975,000  996,938
MultiMedia-- 0.8%
Time Warner, Inc.
         9.125%   01/15/13                   500,000  547,580
Paper & Forest Products-- 1.4%
Abitibi-Consolidated, Inc.
         6.950%   04/01/08                   1,000,000 912,680
Retail-- 2.4%
Dayton Hudson Corporation
         6.400%   02/15/03                   300,000  293,556
Saks, Inc.
         8.250%   11/15/08                   1,000,000  972,900
Shoppers Food Warehouse Corporation
         9.750%   06/15/04                   275,000  294,937
                                                       1,561,393
Telecommunications-- 0.8%
MCI Communications Corporationc
         6.125%   04/15/02 $                 500,000 $   491,890
Transportation-- 2.9%
Norfolk Southern Corporation
         9.000%   03/01/21                   500,000  550,795
Offshore Logistics, Inc.
         6.000%   12/15/03                   1,000,000 840,000
Union Pacific Corporation
         6.400%   02/01/06                   500,000  470,230
                                                       1,861,025
Total Corporate Bonds
(cost $17,396,526)                                   16,458,759
U.S. GOVERNMENT SECURITIES-- 5.1%
U.S. Treasury Bond
         6.375%   08/15/27                   1,200,000  1,152,564
U.S. Treasury Notes
         6.375%   08/15/02                   400,000  400,876
         5.875%   11/15/05                   370,000  359,189
         5.625%   05/15/08                   1,500,000 1,410,930
Total U.S. Government Securities
(cost $3,523,514)                                      3,323,559
REPURCHASE AGREEMENT-- 0.7%
State Street Bank and Trust Company,
         2.50%, due 01/03/00, (collateralized
         by $375,000 par value U.S. Treasury
         Bond, 8.875%, due 08/15/17, with
         a value of $466,406, cost $456,000)         456,000  456,000
Total Investments-- 99.6%
(cost $46,441,393)*                                  64,658,653
Other Assets Less Liabilities-- 0.4%                 268,532
Net Assets-- 100.0%                 $64,927,185

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 1999, these securities aggregated $810,160 or 1.25% of the net assets of the Fund.
c        Variable rate security
d        ADR-- American Depositary Receipts.
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $20,506,494 and $2,289,234, respectively. Net unrealized appreciation for tax purposes is $18,217,260.

See notes to financial statements


Transamerica Premier HIGH YIELD BOND Fund
Portfolio Manager: Matthew W. Kuhns, Co-Managers: Thomas J. Ray, Edward S. Han

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) earned a total return of 5.43% for the 12-month period ended December 31, 1999. In comparison, the Fund's benchmark, the Merrill Lynch High Yield Master Index returned 1.57% for the same period.

Portfolio Manager Comments
In comparison to other sectors of the fixed income market, the high yield bond market had an exceptionally good year in 1999. A rebound in investor confidence in financial market prospects, as well as dramatic strengthening in the global economy was responsible for the strong performance. In particular, European economies became more vigorous, and Asia's economies showed impressive resilience in 1999. At the same time, the US economy continued to trend upwards, with GDP growth exceeding most economists' forecasts. These factors caused investor demand for high yield bonds to increase.

The Fund outperformed the market by being overweighted in industries that performed especially well, including telecommunications (which was the best performing sector in the high yield market), energy and supermarkets. In particular, Stater Brothers Holdings, a southern California regional supermarket operator, provided a generous return.

Portfolio Asset Mix


Going Forward
We expect economic growth to slow to a more moderate pace in 2000, as the backup of interest rates that occurred in 1999 starts to ripple through the economy. We believe the Fund is well positioned for the coming year due to over weighting in sectors that should continue to outperform the overall high yield market. The telecommunications sector, in particular, is poised to perform particularly well. We will continue to select high yield bonds from companies with strong experienced management teams and high quality, valuable asset bases.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.

comparison of change in value of a $10,000 investment in transamerica premier high yield bond fund with the merrill lynch high yield master index**

Total Returns                                        Average Annual
As of December 31, 1999                              Since Inception*  One Year
Investor Class                                       12.35%            5.43%
Institutional Class                                  12.59%            5.50%
Merrill Lynch High Yield Master Index                11.57%            1.57%

Investor Class ($29,663 at 12/31/99)
Institutional Class ($30,248 at 12/31/99)
Merrill Lynch High Yield Master Index ($27,789 at 12/31/99)

         The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Effective 7/1/98, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be 9/1/90, the separate account's inception date. The performance prior to 6/30/98 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

Transamerica premier High Yield Bond Fund
Schedule of Investments-- December 31, 1999

                                Principal Market
                                            Amount   Value
                                Principal Market
                                            Amount   Value

CORPORATE BONDS-- 82.2%
Advertising-- 4.7%
Lamar Advertising Company
         8.625%   09/15/07 $2,500,000       $2,475,000
Outdoor Systems, Inc.
         9.375%   10/15/06 250,000  256,875
R H Donnelley Corporation
         9.125%   06/01/08 1,000,000        980,000
                                    3,711,875
Air Travel-- 1.6%
GPA Holland BV
         9.750%   12/10/01 250,000  248,750
         9.640%   02/06/07 1,000,000        980,000
                                    1,228,750
Broadcasting -- 8.1%
Australis Media Ltd.a,c
         0.000%   05/15/03 8,930    1
CF Cable TV, Inc.
         11.625%  02/15/05 1,260,000        1,338,435
         9.125%   07/15/07 1,500,000        1,567,050
Chancellor Media Corporation
         9.375%   10/01/04 1,000,000        1,032,500
Citadel Broadcasting Company
         9.250%   11/15/08 500,000  500,000
Sinclair Broadcast Group, Inc.
         8.750%   12/15/07 1,000,000        925,000
Young Broadcasting, Inc.
         10.125%  02/15/05 1,000,000        1,017,500
                                    6,380,486
Drugs & Health Care-- 3.1%
Alternate Living Services, Inc.
         5.250%   12/15/02 650,000  391,625
Express Scripts, Inc.
         9.625%   06/15/09 1,000,000        1,015,000
MedPartners, Inc.d
         9.680%   06/15/01 649,078  616,624
         7.375%   10/01/06 500,000  423,750
                                    2,446,999
Finance & Banking-- 1.3%
Ono Finance PLC
         13.000%  05/01/09 1,000,000        1,030,000
Food & Beverages-- 1.7%
Beatrice Foods, Inc.
         1.000%   11/19/26 494,000  74,100
CFP Holdings, Inc.
         11.625%  01/15/04 1,500,000        1,248,750
                                    1,322,850
Hotels & Restaurants-- 0.7%
John Q. Hammons Hotels, Inc.
         8.875%   02/15/04 600,000  546,000
Industrial-- 2.9%
Cambridge Industries, Inc.
         10.250%  07/15/07 $1,500,000       $        525,000
Scotts Companyb
         8.625%   01/15/09 750,000  735,000
Spinnaker Industries, Inc.
         10.750%  10/15/06 1,500,000        1,050,000
                                    2,310,000
Leisure & Entertainment-- 6.3%
Boyd Gaming Corporation
         9.250%   10/01/03 1,270,000        1,285,875
Premier Parks, Inc.
         9.750%   01/15/07 3,600,000        3,681,000
                                    4,966,875
MultiMedia -- 0.6% Ackerley Group, Inc.
         9.000%   01/15/09 500,000  485,000
Newspapers-- 0.6%
Garden State Newspapers, Inc.
         8.625%   07/01/11 500,000  457,500
Oil & Gas Exploration-- 3.8%
Gulf Canada Resources Ltd.
         9.250%   01/15/04 1,000,000        987,790
Petroleos Mexicanos
         8.850%   09/15/07 500,000  478,750
         9.375%   12/02/08 500,000  511,875
Pride Pete Services, Inc.
         9.375%   05/01/07 1,000,000        997,500
                                    2,975,915
Retail-- 9.7%
Fred Meyer, Inc.
         7.450%   03/01/08 3,000,000        2,921,400
Jitney-Jungle Stores of America, Inc.e
         12.000%  03/01/06 2,000,000        420,000
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 4,000,000        4,290,000
                                    7,631,400
Retail Grocery-- 7.7%
Pathmark Stores, Inc.
         9.625%   05/01/03 2,750,000        2,035,000
Stater Brothers Holdings, Inc.
         10.750%  08/15/06 4,000,000        4,040,000
                                    6,075,000
Software -- 1.7%
Earthwatch, Inc.a,c
         0.000%   07/15/07 2,000,000        1,380,000
Steel-- 0.6%
Hylsa SA de CVb
         9.250%   09/15/07 500,000  445,000
Technology-- 3.5%
Exodus Communications, Inc.b
         4.750%   07/15/08 $2,000,000       $        2,760,000
Telecommunications-- 11.0%
Bresnan Communications Group
         8.000%   02/01/09 500,000  499,375
EchoStar Communications Corporationb
         4.875%   01/01/07 1,000,000        1,235,000
Intermedia Communications, Inc.a,c
         0.000%   05/15/06 2,000,000        1,750,000
International CableTel, Inc.a,c
         0.000%   04/15/05 1,000,000        1,000,000
MCI WorldCom, Inc.
         8.875%   01/15/06 37,000   38,834
NEXTLINK Communications, Inc.
         9.000%   03/15/08 2,000,000        1,895,000
Rogers Cantel Mobile Communications, Inc.
         9.375%   06/01/08 613,000  637,520
WinStar Communications, Inc.a,c
         14.500%  10/15/05 1,000,000        1,580,000
                                    8,635,729
Telecommunications Equipment-- 3.9%
L-3 Communications Holdings, Inc.
         10.375%  05/01/07 2,500,000        2,593,750
World Access, Inc.
         13.250%  01/15/08 500,000  455,000
                                    3,048,750
Telecommunications Services-- 6.6%
Metromedia Fiber Network, Inc.
         10.000%  11/15/08 400,000  409,000
         10.000%  12/15/09 1,500,000        1,533,750
Metronet Communications Corporationa,c
         0.000%   11/01/07 2,000,000        1,691,300
         0.000%   06/15/08 2,000,000        1,579,040
                                    5,213,090
Transportation -- 2.1% MTL, Inc.
         10.000%  06/15/06 1,000,000        870,000
Offshore Logistics, Inc.
         6.000%   12/15/03 950,000  798,000
                                    1,668,000
Total Corporate Bonds
(cost $68,652,956)                                   64,719,219

COMMON STOCKS-- 2.7%
Auto Parts-- 0.3%
Harvard Industries, Inc.a                   27,466   $        209,428
Finance & Banking-- 0.0%
Ono Finance PLCa                    1,000   11,400
Newspapers-- 0.3%
Affiliated Newspapers Investments, Inc.b             2,000    250,000
Retail Grocery-- 0.8%
Kroger Companya                     34,444  650,130
Telecommunications-- 1.3%
Nextel Communications, Inc.a                9,678    998,041
Telecommunications Equipment-- 0.0%
World Access, Inc.a                         1,571    30,243
Total Common Stocks
(cost $1,453,734)                           2,149,242
PREFERRED STOCKS-- 4.6%
Broadcasting-- 0.9%
CSC Holdings, Inc.                          6,113    672,477
Financial Services-- 1.2%
Sinclair Capital                             10,000  970,000
Telecommunications Services-- 2.5%
Global Crossing Ltd.                        20,000   2,010,000
Total Preferred Stocks
(cost $3,684,029)                                      3,652,477
REPURCHASE AGREEMENT-- 8.7%
State Street Bank and Trust Company
2.50%, due 01/03/00, (collateralized
by $5,625,000 par value U.S. Treasury
Bond, 8.875%, due 08/15/17, with a
value of $6,996,094, cost $6,853,000)      $6,853,000  6,853,000
Total Investments-- 98.2%
(cost $80,643,719)*                                  77,373,938
Other Assets Less Liabilities-- 1.8%                 1,394,802
Net Assets-- 100.0%                                 $78,768,740

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 1999, these securities aggregated $5,425,000 or 6.89% of the net assets of the Fund.
c        Step Bond-- coupon rate increases in increments to maturity.
Rate disclosed is as of December 31, 1999.
Maturity disclosed is the final maturity date.
d        Variable rate security.
e        Security in default
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,529,231 and $6,799,012, respectively. Net unrealized depreciation for tax purposes is $3,269,781.

See notes to financial statements

Transamerica Premier bond Fund
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Bond Fund (Investor Class) had a total return of -0.22% for the 12-month period ended December 31, 1999. In comparison, the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, returned -2.15% for the same period. Since its inception in October 1995, the Fund has earned an average annual total return of 5.88%, while the benchmark index returned 5.70%.

Portfolio Manager Comments
Although the Fund had a very good year in comparison to the performance of its benchmark and versus other bond fund managers, in general, 1999 was a tough year for fixed income investors. Interest rates rose markedly during the year, with Treasuries turning in the worst performance since 1994. The impressive rebound in the economies and financial markets in Asia and Europe was a key contributing factor. As these economies recovered, the need for the "safe haven" of US Treasuries diminished, and investors sold the US Treasuries they had bought during the "Asian contagion" market panic in Fall 1998. The fact that the US economy has continued to surprise on the upside also contributed to the difficult fixed income market. US GDP growth exceeding most economists' forecasts for 1999 combined with exceptionally tight US labor markets have rekindled fears of stepped up inflation picking, adding to the selling pressures on Treasuries.

The Fund's outperformance can be credited to continued overweighting in corporate bond sectors that performed especially well in 1999, including the supermarket, electrical utility, energy, and telecommunications sectors. For example, Stater Brothers Holdings, a southern California regional supermarket operator, tendered for the bonds we held last year at a significant premium to our cost. Niagara Mohawk Power, a New York-based electrical utility whose bonds continued to outperform the overall market, also had a positive effect on the Fund's performance.
Portfolio Asset Mix


Going Forward
For 2000, we expect economic growth to moderate and low inflation to continue. The back up of interest rates seen in 1999 should start to slow consumer spending, as the impact of higher rates starts to ripple through the economy. Long-term interest rates are likely to decline towards the end of the year, as signs of slower economic growth emerge, reducing investors concerns about inflation. We believe that the utility and telecommunications sectors will continue to perform well, and will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet our stringent selection criteria.

Thank you for your continued investment in the Transamerica Premier Bond Fund.

comparison of change in value of a $10,000 investment in transamerica premier bond fund with the lehman brothers government/corporate bond index**

Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                              5.88%                      -0.22%
Class A                                     4.51%                      -4.96%
Class M                                     5.22%                      -1.56%
Lehman Brothers Government/
                  Corporate Bond Index      5.70%                      -2.15%

Investor  Class  ($12,752 at  12/31/99)  Class A ($12,063 at  12/31/99)  Class M
($12,416 at 12/31/99)
Lehman Brothers Government/Corporate Bond Index ($12,661 at 12/31/99)

The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica premier Bond Fund
Schedule of Investments-- December 31, 1999



                            Principal         Market
                            Amount           Value

CORPORATE BONDS-- 59.4%
Aerospace & Defense-- 7.0%
Boeing Company
         8.625%   11/15/31 $400,000 $       435,332
Lockheed Martin Corporation
         8.500%   12/01/29 750,000  752,625
                                    1,187,957
Air Travel -- 2.0%
AMR Corporation
         9.750%   08/15/21 300,000  339,072
Auto Parts-- 2.8%
Lear Corporationa
         7.960%   05/15/05 500,000  479,600
Automobiles-- 2.4%
General Motors Corporation
         9.625%   12/01/00 400,000  410,256
Broadcasting-- 7.1%
CF Cable TV, Inc.
         11.625%  02/15/05 240,000  254,940
Continental Cablevision, Inc.
         9.000%   09/01/08 400,000  435,188
Jones Intercable, Inc.
         8.875%   04/01/07 500,000  511,520
                                    1,201,648
Consumer Financial Services-- 2.9%
Ford Motor Credit Company
         7.375%   10/28/09 500,000  493,625
Electric Utilities-- 14.3%
Alliant Energy Resources, Inc.
         7.375%   11/09/09 500,000  490,195
Arizona Public Service Company
         5.875%   02/15/04 500,000  474,740
Calpine Capital Trust
         5.750%   11/01/04 2,000    131,000
CILCORP, Inc.
         8.700%   10/15/09 500,000  518,396
Cleveland Electric Illuminating Company
         9.500%   05/15/05 500,000  520,640
Niagara Mohawk Power Corporation
         7.750%   05/15/06 300,000  301,581
                                    2,436,552
Oil & Gas Exploration and Distribution-- 2.9%
YPF Sociedad Anonima SA
         8.000%   02/15/04 500,000  495,060
Retail-- 8.0%
Kmart Corporation
         8.125%   12/01/06 500,000  495,625
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 800,000  858,000
                                    1,353,625
Retail Grocery-- 5.9%
Stater Brothers Holdings, Inc.
         10.750%  08/15/06 $ 500,000 $505,000
SUPERVALU, Inc.a
         7.625%   09/15/04 500,000  495,865
                                    1,000,865
Telecommunications Services-- 4.1%
Metromedia Fiber Network, Inc.
         10.000%  12/15/09 500,000  511,250
WorldCom, Inc.
         6.950%   08/15/28 200,000  181,592
                                    692,842
Total Corporate Bonds
(cost $10,362,861)                      10,091,102
U.S. GOVERNMENT AGENCY SECURITIES-- 8.5%
Federal National Mortgage Association
         5.625%   05/14/04 500,000  477,810
         6.625%   09/15/09 1,000,000        971,250
Total U.S. Government Agency Securities
(cost $1,459,453)                           1,449,060
U.S. GOVERNMENT SECURITIES-- 22.9%
U.S. Treasury Bonds
         7.500%   11/15/16 250,000  267,460
U.S. Treasury Notes
         6.000%   08/15/09 3,750,000        3,632,813
Total U.S. Government Securities
(cost $4,005,986)                           3,900,273
REPURCHASE AGREEMENT-- 7.7%
State Street Bank and Trust
Company 2.50%, due 01/03/00,
(collateralized  by $1,080,000 par
value U.S. Treasury Bond, 8.875%,
due 08/15/17, with a value of
$1,343,250, cost $1,315,000)    1,315,000         1,315,000
Total Investments-- 98.5%
(cost $17,143,300)*                                  16,755,435
Other Assets Less Liabilities-- 1.5%                 260,379
Net Assets-- 100.0%                                 $17,015,814

a Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 1999, these securities aggregated $975,465 or 5.73% of the net assets of the Fund.
* Aggregate cost for Federal tax purposes is $17,144,558. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $74,734 and $463,857, respectively. Net unrealized depreciation for tax purposes is $389,123.

See notes to financial statements

Transamerica Premier cash reserve Fund
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Cash Reserve Fund (Investor Class) continued to deliver outperformance in 1999. The Fund ranked in the top 5% among 340 money market funds for the 12-month period ended December 31, 1999, as tracked by Lipper Analytical Services, Inc.

The Fund's 12-month return as of December 31, 1999 was 5.05% in comparison to the IBC Money Fund Report return of 4.57%. The seven-day current and effective yields were 5.63% and 5.79% respectively, as of December 31, 1999. The Fund's average annual return since inception in October 1995 is 5.35%

Portfolio Manager Comments
The Fund's objective is to provide liquidity, preservation of capital, and maxamize current income. Despite a challenging interest rate environment caused by a strong U.S. economy, the Fund continued to perform well relative to its peer group. Strong consumer demand, tight labor markets, record highs in the U.S. equity markets, and the global economic upswing raised bond market concerns that the domestic economy was overheating and higher inflation would be imminent. The Federal Reserve remained watchful of inflationary pressures and raised the federal funds target rate three times in 1999, effectively undoing the three easings made between September and November of 1998. To this end, we actively managed the Fund's maturity in anticipation of the actions taken by the Federal Reserve, and were able to generate consistent outperformance for our investors.

Portfolio Asset Mix


Going Forward
The continued strength of the U.S. economy is likely to merit further interest rate tightening by the Federal Reserve in the first half of 2000. We expect vigilant Federal Reserve action coupled with the rate increases of 1999 to slow consumer spending and result in more moderate economic growth in 2000. We will continue to invest in high quality companies and to manage the Fund to maximize safety, liquidity and yield.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.

comparison of change in value of a $10,000 investment in transamerica premier cash reserve fund with the ibc's money fund report**


Total Returns                               Average Annual
As of December 31, 1999                     Since Inception*  One Year
Investor Class                              5.35%                      5.05%
Class A                                     4.98%                      4.68%
Class M                                     4.72%                      4.46%
The IBC's Money Fund Report(TM)             4.88%                      4.57%

Investor  Class  ($12,479 at  12/31/99)  Class A ($12,295 at  12/31/99)  Class M
($12,165 at 12/31/99)
The IBC's Money Fund Report(TM)($12,244 at 12/31/99)

         The IBC's Money Fund Report(TM) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
         The seven-day current and effective yields were 5.63% and 5.79% for the Investor Class, 5.25% and 5.39% for Class A, and 5.03% and 5.16% for Class M, respectively, as of December 31, 1999.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica premier Cash Reserve Fund
Schedule of Investments-- December 31, 1999
                                          Principal         Amortized
                                          Amount            Cost

COMMERCIAL PAPER -- DOMESTIC -- 66.9% Agricultural Machinery -- 3.0% Deere & Company
         6.220%   01/05/00         $2,050,000       $2,048,583
         6.340%   01/05/00         1,000,000        999,296
         6.340%   01/07/00         2,000,000        1,997,886
                                                   5,045,765
Banking -- 4.8%
Bank of New York
         5.750%   02/03/00         5,500,000        5,471,011
BankAmerica Corporation
         6.380%   01/25/00         2,000,000        1,991,493
J.P. Morgan & Company, Inc.
         5.390%   01/18/00         200,000         199,491
         5.420%   01/20/00         290,000         289,170
                                                  7,951,165
Business Services-- 0.9%
R.R. Donnelley & Sons Company
         5.830%   01/24/00         1,500,000        1,494,413
Chemicals-- 2.6%
E. I. du Pont de Nemours and Company
         5.400%   01/18/00         170,000            169,566
         5.800%   01/21/00         4,200,000        4,186,467
                                                    4,356,033
Commercial Financial Services-- 11.6%
Assets Securitization Cooperative Corporation
         5.800%   01/19/00         2,300,000        2,293,330
         6.000%   01/19/00         1,000,000        997,000
         5.920%   01/25/00         930,000          926,330
         5.623%a  03/13/00         1,000,000        999,476
Associates Corporation of North America
         5.700%   01/10/00         1,000,000        998,575
         5.710%   01/10/00         1,000,000        998,572
         6.100%   02/08/00         1,000,000        993,561
         6.100%   02/09/00         1,000,000        993,392
General Electric Capital Corporation
         5.600%   01/18/00         250,000        249,339
         5.750%   01/18/00         500,000        498,642
         5.430%   01/24/00         700,000        697,572
         5.850%   01/24/00         1,200,000      1,195,515
         5.530%   01/31/00         915,000        910,783
         5.650%   02/15/00         500,000        496,469
         5.500%   02/17/00         1,000,000       992,820
         6.170%   02/17/00         415,000        411,657
         5.800%   05/01/00         414,000        405,929
IBM Credit Corporation
         6.500%   01/10/00         2,000,000        1,996,750
         6.500%   01/12/00         1,300,000        1,297,418
John Deere Finance Ltd.
         5.730%   01/12/00         1,000,000        998,249
                                                    19,351,379
Computers & Business Equipment-- 1.7%
IBM Corporation
         5.570%   01/19/00 $        750,000 $        747,911
Pitney Bowes, Inc.
         6.400%   01/06/00         2,000,000        1,998,222
                                                   2,746,133
Conglomerate-- 0.5%
Minnesota Mining & Manufacturing Company
         4.500%   01/18/00         850,000        848,194
Consumer Financial Services-- 9.4%
Ford Motor Credit Company
         5.810%   01/03/00         500,000        499,839
         6.320%   01/04/00         300,000        299,842
         5.770%   01/06/00         4,600,000        4,596,313
         5.370%   01/20/00         1,000,000        997,166
Toyota Motor Credit Corporation
         5.960%   01/10/00         1,000,000        998,510
         6.200%   01/13/00         2,000,000        1,995,867
         6.220%   01/28/00         200,000        199,067
USAA Capital Corporation
         4.500%   01/11/00         900,000        898,875
         5.720%   01/18/00         2,000,000        1,994,598
         5.800%   01/19/00         1,600,000        1,595,360
         5.680%   02/16/00         1,500,000        1,489,113
                                                  15,564,550
Consumer Products -- 3.1%
The Procter & Gamble Company
         5.700%   01/18/00         2,100,000        2,094,347
         5.550%   02/29/00         3,000,000        2,972,713
                                                   5,067,060
Drugs & Health Care-- 0.7%
Merck & Company, Inc.
         5.500%   01/31/00         150,000        149,313
         5.290%   02/07/00         1,000,000        994,563
                                                  1,143,876
Electric Utilities-- 3.6%
Duke Energy Corporation
         5.000%   01/10/00         400,000           399,500
         5.610%   01/14/00         2,000,000        1,995,948
         5.650%   01/14/00         1,000,000        997,960
         5.750%   01/14/00         2,600,000        2,594,601
                                                    5,988,009
Electrical Equipment-- 1.3%
Emerson Electric Company
         5.300%   01/18/00         1,000,000        997,497
         5.310%   01/19/00         1,200,000        1,196,814
                                                     2,194,311

Financial Services-- 9.3%
Caterpillar Financial Services
         6.270%   01/13/00         $2,100,000       $ 2,095,611
         6.500%   01/13/00         700,000        698,483
         6.450%   01/25/00         1,300,000        1,294,410
         5.550%   03/06/00         507,000        501,920
Corporate Asset Funding Corporation
         6.320%   01/25/00         3,000,000        2,987,360
         6.000%   01/26/00         750,000        746,875
         6.400%   01/28/00         450,000        447,840
         5.930%   02/18/00         1,000,000        992,093
Merrill Lynch & Company, Inc.
         6.350%   01/24/00         325,000        323,681
         6.250%   01/26/00         1,400,000        1,393,924
         6.330%   01/31/00         260,000        258,629
         5.370%   02/01/00         3,500,000        3,483,815
         5.300%   03/14/00         250,000        247,313
                                                  15,471,954
Food & Beverages -- 5.2%
Campbell Soup Company
         5.780%   01/11/00         2,000,000        1,996,789
Coca Cola Company
         6.050%   01/06/00         1,000,000        999,160
         6.050%   01/07/00         1,000,000        998,992
         5.100%   01/10/00         2,500,000        2,496,812
         6.350%   01/21/00         1,500,000        1,494,708
H.J. Heinz Company
         5.550%   01/05/00         625,000        624,615
                                                  8,611,076
Leisure & Entertainment-- 0.8%
The Walt Disney Company
         5.400%   01/28/00         125,000        124,494
         5.720%   01/28/00         1,200,000        1,194,852
                                                  1,319,346
Newspapers-- 0.8%
Gannett Company, Inc.
         5.500%   01/26/00         1,300,000        1,295,035
Oil-- 4.1%
Chevron Corporation
         6.350%   01/07/00         1,000,000        998,942
Exxon Capital Corporation
         5.000%   01/03/00         3,800,000        3,798,944
         6.450%   01/04/00         2,000,000        1,998,925
                                                  6,796,811
Retail -- 1.2% Wal-Mart Stores, Inc.
         5.250%   01/06/00         2,000,000        1,998,542

Telecommunications-- 2.3%
AT&T Corporation
         6.350%   01/12/00         $1,900,000       $        1,896,314
         6.250%   01/27/00         2,000,000        1,990,972
                                                  3,887,286
Total Commercial Paper -- Domestic
(amortized cost $111,130,938)                        111,130,938
COMMERCIAL PAPER-- FOREIGN-- 5.6%
Food & Beverages-- 3.2%
H.J. Heinz Company of Canada Ltd.
         5.500%   01/31/00         5,400,000        5,375,250
Government-- Foreign-- 2.4%
Province of British Columbia
         5.350%   01/18/00         4,000,000        3,989,895
Total Commercial Paper -- Foreign
(amortized cost $9,365,145)                          9,365,145
U.S. GOVERNMENT AGENCY SECURITIES-- 2.3%
Federal Home Loan Bank
         5.000%   01/20/00         700,000        698,153
         5.750%   02/14/00         100,000        99,297
         5.810%   02/18/00         167,000        165,706
         5.700%   02/29/00         200,000        198,132
         5.700%   03/01/00         200,000        198,100
         5.700%   03/14/00         100,000         98,844
Federal Home Loan Mortgage Corporation
         5.680%   02/04/00         115,000        114,383
         5.400%   02/17/00         300,000        297,885
Federal National Mortgage Association
         5.400%   01/10/00         200,000        199,730
         5.000%   01/18/00         371,000        370,124
         5.750%   02/10/00         150,000        149,042
         5.700%   03/16/00         1,275,000      1,259,859
Total U.S. Government Agency Securities
(amortized cost  $3,849,255)                         3,849,255
REPURCHASE AGREEMENT-- 0.1%
State Street Bank and Trust Company,
2.50%, due 01/03/00, (collateralized
by $205,000 par value U.S. Treasury
Note, 6.500%, due 05/31/01, with
a value of $206,794, cost $202,000) 202,000            202,000
Total Investments-- 74.9%
(amortized cost $124,547,338)                        124,547,338
Other Assets Less Liabilities-- 25.1%                41,676,291
Net Assets-- 100.0%                                 $166,223,629

a        Variable rate security

See notes to financial statements

Transamerica premier Cash Reserve Fund (concluded)



Statements of Assets and liabilities
December 31, 1999
Transamerica     Transamerica      Transamerica      Transamerica     Transamerica   Transamerica      Transamerica
Premier             Premier           Premier         Premier         Premier        Premier           Premier
Aggressive Growth  Small Company      Equity          Value           Index          Balanced          High Yield
Fund                Fund                Fund           Fund           Fund           Fund              Bond Fund

Assets
Investments, at cost
$135,354,674     $168,275,726      $166,264,302      $7,992,224       $35,401,474    $46,441,393       $80,643,719

Investments, at value
$237,319,769     $345,056,069      $324,001,375      $9,372,231       $50,888,953    $64,658,653       $77,373,938
Cash
--                  469            568                 56,199         448            369                 850
Receivables:
  Dividends and interest
44,750              76,136         106,143             3,048          36,319         418,317             1,452,742
  Variation margin
 --                 --             --                  --             23,800           --                     --
  Securities sold
2,415,817           --             --                  --             72,937           --                     --
  Fund shares sold
1,112,066        3,916,915         1,181,821         9,365            156,611        28,793              8,172
  Reimbursement from administrator
10,345              8,069          7,814               10,523         34,407         7,751               17,626
  Prepaid expenses and other assets
1,598               2,149          6,034               80             2,063          3,552               1,402
$240,904,345     $349,059,807      $325,303,755      $9,451,446       $51,215,538    $65,117,435       $78,854,730
Liabilities
Payables:
  Securities purchased
274,103             1,094,720        --                --             73,695              --                  --
  Fund shares redeemed
292,221             583,037        216,326             6,347          14,056         94,329              8,752
  Advisory fees
156,637             209,581        214,274             5,756          12,647         39,974              36,536
  Director's fees
2,207               2,758          3,250               101            548            697                 880
  Distribution fees
46,270              61,768         63,204              1,945          4,379          13,387              344
Disbursement in excess of demand
         deposit cash
1,924,748           --             --                  --             --             --                  --
Other accrued expenses
116,084             115,220        153,834             22,263         48,708         41,863              39,478
2,812,270           2,067,084       650,888            36,412         154,033        190,250             85,990
Total Net Assets
$238,092,075      $346,992,723     $324,652,867      $9,415,034       $51,061,505    $64,927,185       $78,768,740

Net Assets Consist Of:
Paid in capital
$114,995,196      $165,135,291     $163,796,103      $8,127,500       $34,941,023    $45,311,204       $84,579,008
Undistributed net investment
         income (loss)
--                  --                  --             --                  --             (143)          51,048
Accumulated net realized gain (loss) on
         investments and futures transactions
21,131,784        5,077,089        3,119,691         (92,473)         232,778          1,398,864         (2,591,535)
Net unrealized appreciation
         (depreciation) of investments
         and futures contracts
101,965,095      176,780,343       157,737,073      1,380,007         15,887,704        18,217,260        (3,269,781)
Total Net Assets
$238,092,075      $346,992,723     $324,652,867      $9,415,034       $51,061,505       $64,927,185       $78,768,740

Investor Class
Net Assets
$236,740,848      $345,340,578     $323,537,788      $9,255,793       $50,373,608       $64,447,618       $1,610,134
Shares Outstanding
7,057,310        8,865,475         10,124,261        814,236          2,355,259           3,144,500         173,323

Net Asset Value, Offering Price
         and Redemption Price Per Share
$  33.55            $ 38.95        $31.96              $11.37         $ 21.39             $20.50              $9.29

Institutional Class
Net Assets
$  --               $  --          $  --               $  --          $ --                $ --                $77,158,606
Shares Outstanding
--                     --             --                 --              --                 --                8,345,645

Net Asset Value, Offering Price
         and Redemption Price Per Share
$ --                $  --          $ --                $ --           $ --                $ --                $  9.25

Class A
Net Assets
$777,539            $1,062,283     $ 530,123           $ 87,439       $ 524,030           $338,923            $ --
Shares Outstanding
23,217              27,329         16,630              7,702            24,524            16,556                --

Net Asset Value and
         Redemption Price Per Share
 $33.49             $ 38.87        $31.88              $11.35         $21.37              $20.47              $ --

Maximum Sales Charge
5.25%               5.25%          5.25%               5.25%          5.25%               5.25%                 --
Maximum Offering Price Per Share
$ 35.35             $41.02         $ 33.65             $11.98         $22.55              $21.60              $--

Class M
Net Assets
$ 573,688           $ 589,862      $584,956            $71,802        $163,867            $140,644            $ --
Shares Outstanding
17,180              15,225         18,429              6,338          7,663               6,867               --

Net Asset Value and
         Redemption Price Per Share
$33.39              $38.74         $31.74              $ 11.33       $ 21.38              $20.48              $--

Maximum Sales Charge
1.00%               1.00%            1.00%               1.00%        1.00%               1.00%               --
Maximum Offering Price Per Share
$33.73              $39.13           $32.06              $11.44       $21.60              $20.69              $--

 Transamerica     Transamerica
  Premier           Premier
   Bond             Cash Reserve
   Fund             Fund



 $17,143,300      $124,547,338


 $16,755,435      $124,547,338

     578            407


     279,778        2,541

       --           --

        --          --

     9,056          41,968,205

     12,098         41,784

     2,662          6,444
 $17,059,607      $166,566,719



     --             --

     5,683          246,236

     8,748          35,655

     196            1,363

     3,668          335


     --             --

     25,498       59,501
     43,793       343,090

     $17,015,814   $166,223,629



     $17,564,418   $166,223,629


          --       --


     (160,739)     --



   (387,865)        --

    $17,015,814      $166,223,629



    $16,833,043       $165,301,355

     1,729,762        165,301,355



     $ 9.73              $1.00



6     $ --               $ --

        --               --



     $ --                $ --



     $144,831            $819,214

       14,892            819,214



    $ 9.73               $ 1.00


     4.75%               --

     $10.22              $ 1.00



     $37,940             $103,060

       3,894             103,060



     $ 9.74              $1.00


      1.00%              --

     $ 9.84              $1.00






See notes to financial statements



Statements of operations
For the year ended December 31, 1999

Transamerica     Transamerica      Transamerica      Transamerica     Transamerica   Transamerica      Transamerica
Premier             Premier           Premier         Premier         Premier        Premier           Premier
Aggressive       Small Company      Equity          Value           Index          Balanced          High Yield
Growth Fund        Fund                Fund           Fund           Fund           Fund              Bond Fund

Interest income
$85,178             $230,814            $144,652       $1,817         $365,861       $1,736,205        $ 7,153,328
Dividend income
98,021*             273,330             636,829*       25,025         470,068*       234,760             338,792
Total Income
183,199             504,144             781,481        26,842         835,929        1,970,965         7,492,120
Expenses
Investment adviser fee
1,762,180           1,780,244         2,800,413         67,461        130,632        481,430             422,473
Transfer agent fees:
         Investor class
349,417             209,769             333,413        36,748          99,463         86,606             38,033
         Institutional class
--                  --                  --                --               --             --             26,861
         Class A
22,636              22,522              23,364         22,352         22,572         22,470              --
         Class M
22,723              22,846              22,649         22,359         22,400         22,411              --
Distribution fees:
         Investor class
516,864             522,336             822,910        22,317         43,061         159,885             4,688
         Class A
1,524              1,290                654            164            1,451          690                 --
         Class M
805                 630                 635            125            411            234                 --
Custodian fees
90,182              96,965              131,497        33,851         121,556        59,673              53,530
Registration fees
72,682              78,352              62,192         16,946         22,240         29,683              7,115
Audit fees
29,603              39,730              39,902         484            5,335          7,616               5,945
Legal fees
1,946               361                 656            17             73             37                  126
Printing
21,027              25,508              35,796         385            5,324          7,230               6,010
Directors' fees and expenses
11,062              11,722              17,005         383            2,324          3,384               3,506
Amortization of deferred
         registration fees
8,504               8,504               8,504          12,740         8,504          8,504               6,136
Other expenses
27,477              39,196              63,275         1,995          7,632          11,840              11,116
Total expenses before waiver
         and reimbursement
2,938,632        2,859,975              4,362,865     238,327         492,978        901,693             585,539
Reimbursed expenses and waived fees
(62,282)        (62,324)                (62,799)     (130,271)         (382,739)     (61,868)            (81,565)
Net Expenses
2,876,350         2,797,651             4,300,066     108,056         110,239        839,825             503,974
Net Investment Income (Loss)
(2,693,151)      (2,293,507)            (3,518,585)   (81,214)        725,690        1,131,140         6,988,146
Net Realized and Unrealized
         Gain (Loss) on Investments
Net realized gain (loss) on
         investments and futures contracts
33,280,403        30,996,817            12,432,764     770,852        1,227,087      4,819,176         (1,881,329)
Change in net unrealized appreciation
         (depreciation) of investments and
         futures contracts
54,492,477       130,364,462       75,670,336        (53,279)         6,449,700      2,501,393         (1,133,560)
Net Realized and Unrealized
         Gain (Loss) on Investments
87,772,880       161,361,279       88,103,100         717,573           7,676,787      7,320,569         (3,014,889)
Net Increase (Decrease)
         in Net Assets Resulting
         From Operations
$85,079,729      $159,067,772      $84,584,515       $ 636,359        $8,402,477     $8,451,709        $  3,973,257

Net of foreign withholding taxes, the amounts that were withheld in the Aggressive Growth, Equity and Index Funds were $1,175, $1,763 and $4,625, respectively.

Transamerica Transamerica
  Premier       Premier
Bond          Cash Reserve
 Fund          Fund



   $1,230,314   $5,210,035

      --             --

 1,230,314      5,210,035


 103,599        349,455


 41,505         158,277

   --              --

  22,333        22,136

  22,367        21,949


 42,824         --

 440            2,850

 68             157

 42,166         71,337

 24,816         44,413

 1,493          11,663

      6         159

 2,016          12,258

 936            5,253


 8,506          8,504

 3,490          15,860


 316,565        724,271

 (91,933)      (471,603)

 224,632        252,668

  1,005,682        4,957,367




 (160,323)        --



  (866,339)       --


    (1,026,662)     --



    $ (20,980)       $4,957,367






See notes to financial statements

Statements of Changes in Net Assets
                 Transamerica Premier       Transamerica Premier      Transamerica Premier
                 Aggressive Growth Fund     Small Company Fund        Equity Fund
                 Year Ended    Year Ended     Year Ended Year Ended       Year Ended      Year Ended
               December 31,     December 31,   December 31,  December 31,     December 31,  December 31,
                   1999            1998           1999           1998           1999           1998
Increase in Net Assets
Operations
Net investment loss  $(2,693,151)  $(546,023)   $(2,293,507)    $(318,045)   $(3,518,585)       $(2,298,315)
Net realized gain (loss) on investments and futures transactions
                    33,280,403     (3,525,357)       30,996,817  (154,132)        12,432,764        (197,954)
Net change in unrealized appreciation of investments
                     54,492,477       46,190,155     130,364,462     46,064,490   75,670,336       58,001,638
Net increase in net assets resulting from operations
                    85,079,729       42,118,775     159,067,772       45,592,313        84,584,515       55,505,369
Dividends/Distributions to Shareholders Net investment income:
         Investor class                    --       --       --       --       --      --
         Institutional class                        --       --       --       --      --       --
         Class A                   --      --       --       --       --       --
         Class M                   --      --       --       --       --       --
Net realized gains:
         Investor class
                    (6,270,729)       (620)    (23,185,123)     (830,079)       (9,085,058)       (262,088)
         Institutional class                        --       --       --       --      --       --
         Class A                    (19,628)--       (59,588)--        (14,664)--
         Class M                    (14,494)--       (40,385)--        (15,397)--
Net decrease in net assets resulting from distributions
                    (6,304,851)      (620)        (23,285,096)      (830,079)         (9,115,119)      (262,088)
Fund Share Transactions
                    (18,178,491)      122,597,180       1,819,637        153,506,055 (41,137,350)      123,510,486
Net increase in net assets
                  60,596,387        164,715,335       137,602,313      198,268,289   34,332,046        178,753,767
Net Assets
Beginning of year  177,495,688      12,780,353        209,390,410      11,122,121    290,320,821       111,567,054
End of year1       $238,092,075     $177,495,688      $346,992,723     $209,390,410  $324,652,867      $290,320,821

1        Includes undistributed net investment income (loss) of:
                  $       --        $--        $        --        $        --       $        --        $        --

See notes to financial statements  page     #
        transamerica premier funds  1999 annual
reportStatements of Changes in Net Assets (continued)

                 Transamerica Premier       Transamerica Premier      Transamerica Premier
                    Value Fund               Index Fund                    Balanced Fund
          Year Ended   Period Ended      Year Ended    Year Ended       Year Ended        Year Ended
    December 31,     December 31,      December 31,      December 31,     December 31,    December 31,
           1999     1998*                    1999           1998                1999      1998
Increase in Net Assets
Operations
Net investment income (loss)
     (81,214)       $ (2,633)                $725,690  $682,007            $1,131,140      $ 667,534
Net realized gain (loss) on investments and futures transactions
     770,852        (863,325)                1,227,087  1,256,928         4,819,176        2,033,279
Net change in unrealized appreciation of investments
     (53,279)       1,433,286                6,449,700   5,309,621         2,501,393         7,873,490
Net increase in net assets resulting from operations
     636,359        567,328                  8,402,477   7,248,556         8,451,709         10,574,303
Dividends/Distributions to Shareholders Net investment income:
         Investor class
     --             (24,596)                 (718,647)   (689,572)        (1,155,112)     (636,780)
         Institutional class
      --                 --                  --             --             --             --
         Class A
     --                  (3)                 (5,730)        (18)           (5,495)        (11)
         Class M
     --                  (1)                 (1,367)        (16)           (2,016)        (9)
Net realized gains:
         Investor class
     --                  --                  (1,684,598)    (1,499,922)    (3,413,640)    (1,875,029)
         Institutional class
     --                  --                  --                  --             --             --
         Class A
     --                  --                  (16,669)            (19)        (16,893)          (40)
         Class M
     --                  --                  (4,977)             (18)        (7,161)           (40)
Net decrease in net assets resulting from distributions
     --             (24,600)                 (2,431,988)         (2,189,565) (4,600,317)       (2,511,909)
Fund Share Transactions
     (335,156)         8,571,103             8,746,026           7,293,877      (846,647)         27,061,075
Net increase in net assets
     301,203        9,113,831                14,716,515          12,352,868     3,004,745         35,123,469
Net Assets
Beginning of period
     9,113,831        --                     36,344,990          23,992,122     61,922,440        26,798,971
End of period1
     $9,415,034       $9,113,831             $51,061,505      $36,344,990       $64,927,185       $61,922,440

1        Includes undistributed net investment income (loss) of:
$       --        $--       $       --        $       --                   $        (143)    $        31,508

* Inception -- March 31, 1998; fund commenced operations on April 1, 1998. See notes to financial statements transamerica premier funds 1999 annual report page #
Statements of Changes in Net Assets (concluded)

     Transamerica  Premier             Transamerica Premier                     Transamerica Premier
     High Yield Bond Fund               Bond Fund                               Cash Reserve Fund
 Year Ended     Period Ended      Year Ended     Year Ended                Year Ended          Year Ended
 December 31,     December 31,      December 31,  December 31,             December 31,        December 31,
         1999     1998*                      1999     1998                           1999     1998
Increase (decrease) in Net Assets
Operations
Net investment income
$  6,988,146         $3,115,406        $1,005,682      $ 931,780           $       4,957,367         $3,534,640
Net realized gain (loss) on investments and futures transactions
(1,881,329)         (565,418)         (160,323)         523,889                           --       --
Net change in unrealized depreciation of investments
(1,133,560)      (2,136,221)            (866,339)         (16,451)                        --       --
Net increase (decrease) in net assets resulting from operations
3,973,257         413,767               (20,980)       1,439,218                     4,957,367        3,534,640
Dividends/Distributions to Shareholders Net investment income:
         Investor class
(169,095)         (36,503)              (998,717)        (931,741)                   (4,918,811)       (3,534,586)
         Institutional class
(6,866,482)       (3,069,899)                --             --                            --             --
         Class A
          --      --                         (7,776)        (33)                     (37,319)            (28)
         Class M
          --      --                         (663)          (33)                     (1,237)             (26)
Net realized gains:
         Investor class
(60)                (1,245)                  (115,604)      (187,616)                     --             --
         Institutional class
(2,883)             (63,702)                 --                  --                       --             --
         Class A
--                  --                       (927)               (14)                     --             --
         Class M
--                  --                       (251)               (13)                     --             --
Net decrease in net assets resulting from distributions
(7,038,520)      (3,171,349)                 (1,123,938)       (1,119,450)       (4,957,367)      (3,534,640)
Fund Share Transactions
9,017,222         75,574,363                 818,215             2,786,596        89,954,730        25,022,731
Net increase (decrease) in net assets
5,951,959         72,816,781                 (326,703)           3,106,364         89,954,730        25,022,731
Net Assets
Beginning of period
72,816,781       --                          17,342,517       14,236,153        76,268,899        51,246,168
End of period1
$78,768,740      $72,816,781                 $17,015,814      $17,342,517       $166,223,629      $76,268,899

1        Includes undistributed net investment income (loss) of:
$ 51,048   $12,502                           $       --        $   762            $       --        $       --

Inception -- June 30, 1998; fund commenced operations on July 1, 1998.

See notes to financial statements

financial highlights
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

         Transamerica Premier Aggressive Growth Fund             Transamerica Premier Small Company Fund
                    Investor Class                                               Investor Class
    Year Ended       Year Ended        Period Ended              Year Ended       Year Ended        Period Ended
    December 31,     December 31,      December 31,              December 31,     December 31,      December 31,
        1999             1998                1997*                    1999           1998                1997*
Net Asset Value
Beginning of period
     $22.42              $12.18              $10.00                   $21.99         $12.49              $10.00
Operations
Net investment loss1
     (0.33)a             (0.04)              (0.03)                   (0.29)a        (0.02)              (0.02)
Net realized and unrealized gain on investments
     12.37               10.28               2.21                     20.29          9.93                2.51
Total from investment operations
     12.04               10.24               2.18                     20.00          9.91                2.49
Dividends/Distributions to Shareholders
Net investment income
     --                  --                  --                       --             --                  --
Net realized gains on investments
     (0.91)              --                  --                       (3.04)         (0.41)              --
Total dividends/distributions
     (0.91)              --                  --                       (3.04)         (0.41)              --
Net Asset Value
End of period
$  33.55                 $ 22.42             $12.18                   $38.95         $21.99              $12.49

Total Return2
     54.25%              84.07%              21.80%                   93.99%         80.27%              24.90%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
     1.39%               1.40%               1.40%Y                   1.34%          1.40%               1.40%Y
         Before reimbursement/fee waiver
     1.39%               1.60%               2.08%Y                   1.34%          1.59%               2.12%Y
Net investment loss, after reimbursement/fee waiver
     (1.30%)             (0.92%)             (0.59%)Y                 (1.09%)        (0.67%)             (0.43%)Y
Portfolio turnover rate
     80%                 32%                 17%                      50%            26%                 74%
Net assets, end of period (in thousands)
     $236,741            $177,493            $12,780                  $345,341       $209,388            $11,122

Y        Annualized
* Inception  (Investor  Class) -- June 30, 1997;  funds commenced  operations on
July 1, 1997. 1 Net  investment  loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per share would have been $(0.33),  $(0.05) and $(0.06) for the
Aggressive  Growth Fund and $(0.29),  $(0.03) and $(0.06) for the Small  Company
Fund, for the periods ended December 31, 1999, 1998 and 1997, respectively.
2 Total return represents aggregate total return for the period indicated and is not annualized,  for periods less than one year. a Per share net investment loss has been  determined  on the basis of the average  number of shares  outstanding during the period.

See notes to financial statements

          Transamerica Premier Equity Fund             Transamerica Premier Value Fund
               Investor Class                                Investor Class
Year Ended        Year Ended       Year Ended        Year Ended       Period Ended      Year Ended    Period Ended
December 31,      December 31,     December 31,      December 31,     December 31,      December 31,   December 31,
1999                1998           1997                1996           1995*               1999           1998**
Net Asset Value
Beginning of period
$ 24.78             $18.53         $12.65              $9.82          $10.00              $10.59         $10.00
Operations
Net investment income (loss)1
(0.29)a             (0.15)         (0.04)              (0.06)         0.02                (0.10)a             --
Net realized and unrealized gain (loss) on investments
8.40                6.42           6.05                2.91           (0.20)              0.88                0.62
Total from investment operations
8.11                6.27           6.01                2.85           (0.18)              0.78                0.62
Dividends/Distributions to Shareholders
Net investment income
--                  --             --                  (0.02)              --              --                 (0.03)
Net realized gains on investments
(0.93)              (0.02)         (0.13)               --                 --             --                   --
Total dividends/distributions
(0.93)              (0.02)         (0.13)              (0.02)              --             --                  (0.03)
Net Asset Value
End of period
$  31.96            $ 24.78        $ 18.53             $ 12.65        $   9.82            $11.37              $10.59

Total Return2
33.26%              33.85%         47.51%              29.07%             (1.80%)         7.37%               6.19%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
1.30%               1.42%          1.49%               1.50%               0.25%Y         1.20%               1.20%Y
         Before reimbursement/fee waiver
1.30%               1.42%          1.51%               1.95%               2.39%Y         1.96%               2.21%Y
Net investment income (loss), after reimbursement/fee waiver
(1.07%)             (0.96%)        (0.71%)             (0.66%)             1.51%Y         (0.90%)             (0.04%)Y
Portfolio turnover rate
42%                 59%            13%                 60%                 --                  87%            72%
Net assets, end of period (in thousands)
$323,538            $290,318       $111,567            $30,454             $11,070        $9,256              $9,111

         Y        Annualized
         * Inception (Investor Class) -- October 2, 1995.
**       Inception (Investor Class) -- March 31, 1998; fund commenced operations on April 1, 1998. 1 Net investment  loss is after waiver of fees by the
         Adviser and reimbursement of certain
expenses by the  Administrator  (Note 2). If the Adviser had not waived fees and the  Administrator  had not reimbursed  expenses,  net investment loss per share would have been $(0.29),  $(0.15),  $(0.04),  $(0.10) and $(0.01) for the Equity
Fund for the  periods  ended  December  31,  1999,  1998,  1997,  1996 and 1995, respectively,  and $(0.18) and $(0.08) for the Value Fund for the periods  ended
December 31, 1999 and 1998, respectively.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
         a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements



financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                       Transamerica Premier Index Fund
                                                                 Investor Class
                                    Year Ended       Year Ended        Year Ended       Year Ended        Period Ended
                                    December 31,     December 31,      December 31,     December 31,      December 31,
                                    1999               1998             1997              1996                1995*
Net Asset Value
Beginning of period                 $ 18.63            $15.49          $ 11.96            $10.59              $10.00
Operations
Net investment income1                0.34a            0.37               0.32            0.27                0.06
Net realized and unrealized gain on investments
                                        3.47           3.98                3.60           2.06                0.53
Total from investment operations        3.81           4.35                3.92           2.33                0.59
Dividends/Distributions to Shareholders
Net investment income                  (0.30)          (0.37)            (0.32)           (0.33)              --
Net realized gains on investments      (0.75)          (0.84)            (0.07)           (0.63)              --
Total dividends/distributions          (1.05)          (1.21)            (0.39)           (0.96)              --
Net Asset Value
End of period                          $21.39          $ 18.63            $15.49          $ 11.96             $10.59

Total Return2                          20.65%          28.45%              33.14%         22.33%              5.90%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver  0.25%         0.25%               0.25%          0.35%               0.25%Y
         Before reimbursement/fee waiver 0.99%         1.14%               1.57%          2.29%               4.12%Y
Net investment income, after reimbursement/fee waiver
                                        1.67%          2.26%               2.31%          2.48%               2.70%Y
Portfolio turnover rate                   22%          32%                 11%            94%                 4%
Net assets, end of period (in thousands)  $50,374      $36,342             $23,992        $10,814             $6,934

Y        Annualized
* Inception (Investor Class) -- October 2, 1995.
1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income
(loss) per share would have been $0.19,  $0.22, $0.14, $0.06 and $(0.03) for the
Index Fund for the periods ended December 31, 1999,  1998,  1997, 1996 and 1995, respectively.  2 Total return  represents  aggregate total return for the period indicated and is not annualized, for periods less than one year.
a Per  share  net  investment  income  has been  determined  on the basis of the average number of shares outstanding during the period.

See notes to financial statements

                                                       Transamerica Premier Balanced Fund
                                                                Investor Class
                                    Year Ended       Year Ended        Year Ended       Year Ended    Period Ended
                                    December 31,     December 31,      December 31,     December 31,   December 31,
                                    1999               1998             1997              1996           1995*
Net Asset Value
Beginning of period                 $ 19.24            $15.54         $ 11.57             $10.23         $10.00
Operations
Net investment income1                0.35a            0.23           0.11                0.14           0.06
Net realized and unrealized gain on investments
                                      2.43             4.31           3.97                1.40           0.17
Total from investment operations       2.78            4.54           4.08                1.54           0.23
Dividends/Distributions to Shareholders
Net investment income                  (0.37)          (0.22)         (0.11)              (0.20)         --
Net realized gains on investments      (1.15)          (0.62)         --                  --             --
Total dividends/distributions          (1.52)          (0.84)         (0.11)              (0.20)         --
Net Asset Value
End of period                         $  20.50         $ 19.24        $ 15.54             $ 11.57        $10.23

Total Return2                           14.81%         29.30%           35.38%             15.28%         2.30%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver   1.31%        1.43%          1.45%               1.45%           0.25%Y
         Before reimbursement/fee waiver  1.31%        1.43%          1.62%               1.94%          2.12%Y
Net investment income, after reimbursement/fee waiver
                                         1.76%         1.60%          0.83%               1.34%          3.12%Y
Portfolio turnover rate                   61%          32%            23%                 19%            16%
Net assets, end of period (in thousands)   $64,448     $61,920        $26,799             $16,041        $12,084

Y        Annualized
* Inception (Investor Class) -- October 2, 1995.
1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income per share would have been $0.35,  $0.23, $0.09, $0.09 and $0.02 for the Balanced
Fund for the  periods  ended  December  31,  1999,  1998,  1997,  1996 and 1995, respectively.
2 Total return represents aggregate total return for the period indicated and is not  annualized,  for  periods  less than one year.  a Per share net  investment income  has  been  determined  on the  basis of the  average  number  of  shares outstanding during the period.

See notes to financial statements

financial highlights (continued)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


          Transamerica Premier High Yield Bond Fund       Transamerica Premier Bond Fund
               Investor Class                               Investor Class
Year Ended        Period Ended     Year Ended        Year Ended     Year Ended     Year Ended    Period Ended
December 31,      December 31,     December 31,      December 31,   December 31,  December 31,    December 31,
1999                1998*          1999                1998           1997           1996           1995**
Net Asset Value
Beginning of period
$9.63               $10.00         $10.41              $ 10.19        $9.86          $10.37         $ 10.00
Operations
Net investment income1
0.79                0.73           0.58                   0.61        0.62           0.56           0.16
Net realized and unrealized gain (loss) on investments
(0.27)              (0.68)         (0.60)                 0.33        0.33           (0.46)         0.32
Total from investment operations
0.52                0.05           (0.02)                   0.94     0.95            0.10            0.48
Dividends/Distributions to Shareholders
Net investment income
(0.86)              (0.41)         (0.59)               (0.61)         (0.62)         (0.61)         (0.11)
Net realized gains on investments
--                  (0.01)         (0.07)               (0.11)        --             --                  --
Total dividends/distributions
(0.86)              (0.42)         (0.66)              (0.72)         (0.62)         (0.61)         (0.11)
Net Asset Value
End of period
$  9.29        $  9.63             $ 9.73              $10.41         $ 10.19        $  9.86        $ 10.37

Total Return2
5.43%          0.58%               (0.22%)             9.58%           9.99%            1.16%             4.82%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
0.90%          0.90%Y               1.30%              1.30%           1.30%           1.30%           0.25%Y
         Before reimbursement/fee waiver
3.60%          6.50%Y              1.47%               1.47%          1.64%          1.81%             1.93%Y
Net investment income, after reimbursement/fee waiver
8.94%          23.97%Y             5.82%               5.94%          6.25%          5.66%          6.55%Y
Portfolio turnover rate
30%            22%                 301%                165%           99%            7%             19%
Net assets, end of period (in thousands)
$1,610         $1,402              $16,833             $17,340        $14,236        $12,553        $11,827

         Y        Annualized
         *  Inception   (Investor  Class)  --  June  30,  1998;  fund  commenced
operations on July 1, 1998. ** Inception (Investor Class) -- October 2, 1995.
         1 Net  investment  income is after  waiver of fees by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  income per share  would have been $0.55 and $0.56 for the High Yield
Bond Fund for the periods ended  December 31, 1999 and 1998,  respectively,  and
$0.57,  $0.59,  $0.58,  $0.50 and $0.12 for the Bond Fund for the periods  ended
December 31, 1999, 1998, 1997, 1996 and 1995, respectively.

     2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

See notes to financial statements transamerica premier funds 1999 annual
 report   page

                                                                                     Transamerica Premier
         Transamerica Premier Cash Reserve Fund                                      High Yield Bond Fund
         Investor Class                                                              Institutional Class
Year Ended        Year Ended     Year Ended      Year Ended     Period Ended      Year Ended    Period Ended
December 31,      December 31,   December 31,    December 31,   December 31,      December 31,   December 31,
1999                1998           1997           1996           1995*               1999           1998**
Net Asset Value
Beginning of period
$ 1.00              $1.00          $1.00          $ 1.00         $1.00               $9.61          $ 10.00
Operations
Net investment income1
0.05                0.05           0.05              0.05        0.01                0.88           0.42
Net realized and unrealized loss on investments
--                  --              --                 --        --                  (0.36)         (0.38)
Total from investment operations
0.05                0.05            0.05            0.05          0.01                0.52          0.04
Dividends/Distributions to Shareholders
Net investment income
(0.05)              (0.05)           (0.05)         (0.05)         (0.01)            (0.88)         (0.42)
Net realized gains on investments
--                   --              --                --              --               --            (0.01)
Total dividends/distributions
(0.05)               (0.05)        (0.05)           (0.05)         (0.01)            (0.88)          (0.43)
Net Asset Value
End of period
$1.00               $  1.00        $ 1.00             $ 1.00         $ 1.00          $9.25          $  9.61

Total Return2
5.05%               5.45%          5.48%                5.34%           1.39%         5.50%          0.51%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
0.25%                0.25%         0.25%               0.25%          0.25%Y          0.65%          0.65%Y
         Before reimbursement/fee waiver
0.66%                0.73%          0.95%                1.09%         1.37%Y         0.69%          0.80%Y
Net investment income, after reimbursement/fee waiver
4.97%                 5.29%         5.35%              5.21%            5.55%Y       9.10%          8.81%Y
Portfolio turnover rate
--                    --                --             --                  --         30%                22%
Net assets, end of period (in thousands)
$165,301            $76,267        $51,246             $32,041             $27,996   $77,159         $71,415

Y        Annualized
         * Inception (Investor Class) -- October 2, 1995.
**       Inception  (Institutional  Class)  -- June  30,  1998;  fund  commenced operations on July 1, 1998. 1 Net investment  income is after waiver of fees by the Adviser and reimbursement of certain
expenses by the  Administrator  (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed  expenses,  net investment income per share would have been $0.05,  $0.05,  $0.05, $0.04 and $0.01 for the Cash Reserve Fund
for  the  periods  ended  December  31,  1999,   1998,   1997,  1996  and  1995,
respectively,  and $0.87 and $0.41 for the High Yield Bond Fund for the  periods ended December 31, 1999 and 1998, respectively.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.


See notes to financial statements

financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier       Transamerica Premier           Transamerica Premier       Transamerica Premier
Aggressive Growth Fund     Small Company Fund               Equity Fund                   Value Fund
Class A                       Class A                       Class A                       Class A
Year Ended   Period Ended     Year Ended  Period Ended      Year Ended   Period Ended     Year Ended        Period Ended
December 31,  December 31,     December 31,  December 31,   December 31,  December 31,    December 31,      December 31,
1999           1998*          1999           1998*          1999           1998*          1999                1998*
Net Asset Value
Beginning of period
$22.41         $17.55         $21.99         $17.20         $24.79         $22.86         $10.59              $9.71
Operations
Net investment loss1
(0.37)a        (0.11)         (0.35)a        (0.08)         (0.37)a        (0.16)         (0.11)a             (0.02)
Net realized and unrealized gain on investments
12.36          4.97           20.27          4.87           8.39           2.09           0.87                0.92
Total from investment operations
11.99          4.86           19.92          4.79           8.02           1.93           0.76                0.90
Dividends/Distributions to Shareholders
Net investment income     --       --      --       --       --       --       --                             (0.02)
Net realized gains on investments
(0.91)         --             (3.04)         --             (0.93)         --             --                  --
Total dividends/distributions
(0.91)         --             (3.04)         --             (0.93)         --             --                  (0.02)
Net Asset Value
End of period
$33.49         $22.41         $38.87         $21.99         $31.88         $24.79         $11.35              $10.59

Total Return2
54.09%         27.69%         93.63%         27.85%         32.88%         8.44%          7.18%               9.31%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
1.50%          1.50%Y         1.50%          1.50%Y         1.60%          1.60%Y         1.30%               1.30%Y
         Before reimbursement/fee waiver
8.63%          2091.85%Y      9.86%          2146.03%Y      18.56%         2133.52%Y      67.64%         2533.76%Y
Net investment (loss), after reimbursement/fee waiver
(1.43%)        (1.07%)Y       (1.26%)        (0.79%)Y       (1.33%)        (1.26%)Y       (0.99%)        (0.42%)Y
Portfolio turnover rate
80%            32%            50%            26%            42%            59%            87%            72%
Net assets, end of period (in thousands)
$ 778          $ 1            $ 1,062        $ 1            $ 530          $ 1            $ 87           $1

Y        Annualized
* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.
1 Net investment  loss is after waiver of fees by the Adviser and  reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses,  net investment loss per share would have been  $(2.21) and  $(221.25)  for the  Aggressive  Growth Fund,
$(2.65) and $(212.68) for the Small Company Fund,  $(5.01) and $(269.96) for the
Equity Fund,  and $(7.21) and $(116.09) for the Value Fund for the periods ended
December 31, 1999 and 1998,  respectively.  2 Total return represents  aggregate total return for the period  indicated and is not  annualized,  for periods less than one year.  Performance shown does not include effects of any sales charges.
a Per share net investment  loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements

Transamerica Premier            Transamerica Premier        Transamerica Premier       Transamerica Premier
Index Fund                      Balanced Fund               Bond Fund                  Cash Reserve Fund
Class A                         Class A                     Class A                    Class A
Year Ended   Period Ended       Year Ended  Period Ended    Year Ended   Period Ended     Year Ended      Period Ended
December 31,  December 31,      December 31,  December 31,   December 31, December 31,    December 31,      December 31,
1999           1998*               1999           1998*          1999     1998*                1999           1998*
Net Asset Value
Beginning of period
$18.62         $17.59              $19.25         $17.99         $10.40   $10.32               $1.00          $1.00
Operations
Net investment income1
0.30a          0.19                0.33a          0.18           0.55     0.29                 0.05            0.02
Net realized and unrealized gain (loss) on investments
3.45           1.39                2.39           1.87           (0.57)   0.19                 --                --
Total from investment operations
3.75           1.58                2.72           2.05           (0.02)   0.48                 0.05           0.02
Dividends/Distributions to Shareholders
Net investment income
(0.25)         (0.27)              (0.35)         (0.17)         (0.58)   (0.29)               (0.05)         (0.02)
Net realized gains on investments
(0.75)         (0.28)              (1.15)         (0.62)          (0.07)   (0.11)                   --       --
Total dividends/distributions
(1.00)         (0.55)              (1.50)         (0.79)         (0.65)   (0.40)               (0.05)         (0.02)
Net Asset Value
End of period
$21.37         $18.62              $20.47         $19.25         $ 9.73     $10.40             $1.00   $1.00

Total Return2
20.31%         8.94%               14.48%         11.41%         (0.22%)   4.80%               4.68%    2.50%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
0.50%          0.50%Y              1.55%          1.55%Y         1.40%     1.40%Y              0.60%    0.60%Y
         Before reimbursement/fee waiver
8.67%          2141.94%Y           17.18%         2068.27%Y      26.13%    2353.12%Y           4.78%    2413.01%Y
Net investment income, after reimbursement/fee waiver
1.47%          2.04%Y              1.65%          1.73%Y         5.82%    5.66%Y               4.58%    4.85%Y
Portfolio turnover rate
22%            32%                 61%            32%            301%     165%                 --      --
Net assets, end of period (in thousands)
$524           $1                  $ 339          $ 1            $ 145     $1                  $819      $ 1

Y        Annualized
* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.
1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses,  net investment loss per share would have been  $(1.36)  and  $(203.55)  for the Index Fund,  $(2.79) and
$(214.50) for the Balanced  Fund,  $(1.77) and $(120.85) for the Bond Fund,  and
$0.00 and $(12.31) for the Cash Reserve Fund for the periods ended  December 31,
1999 and 1998, respectively.
2 Total return represents aggregate total return for the period indicated and is not  annualized,  for  periods  less than one year.  Performance  shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares  outstanding  during the period.
See notes to financial statements       page
        transamerica premier funds  1999 annual
report><financial highlights (concluded)
The following table includes selected data for a share outstanding throughout each period and other performance
information derived from the financial statements.

Transamerica Premier       Transamerica Premier           Transamerica Premier            Transamerica Premier
 Aggressive Growth Fund     Small Company Fund             Equity Fund                    Value Fund
  Class M                     Class M                       Class M                       Class M
Year Ended   Period Ended     Year Ended   Period Ended     Year Ended  Period Ended      Year Ended   Period Ended
December 31,  December 31,     December 31,  December 31,    December 31,   December 31,  December 31,   December 31,
 1999          1998*          1999           1998*          1999           1998*          1999           1998*
Net Asset Value
Beginning of period
$22.39         $17.55         $21.96         $17.20          $24.73        $22.86         $10.59         $  9.71
Operations
Net investment loss1
(0.45)a        (0.18)         (0.46)a        (0.14)         (0.42)a        (0.25)         (0.13)a        (0.05)
Net realized and unrealized gain on investments
12.36          5.02           20.28          4.90           8.36           2.12           0.87           0.94
Total from investment operations
11.91          4.84           19.82          4.76           7.94           1.87           0.74           0.89
Dividends/Distributions to Shareholders
Net investment income     --       --      --       --       --       --       --                        (0.01)
Net realized gains on investments
(0.91)         --             (3.04)         --             (0.93)         --             --       --
Total dividends/distributions
(0.91)         --             (3.04)         --             (0.93)         --             --             (0.01)
Net Asset Value
End of period
$33.39         $22.39         $38.74         $21.96         $31.74         $24.73         $11.33         $10.59

Total Return2
53.78%         27.58%         93.30%         27.67%         32.64%         8.18%          6.99%          9.17%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
1.75%          1.75%Y         1.75%          1.75%Y         1.85%          1.85%Y         1.55%          1.55%Y
         Before reimbursement/fee waiver
25.05%         1559.17%Y      31.68%         1554.70%Y      31.24%         1618.88%Y      151.30%        1654.81%Y
Net investment (loss), after reimbursement/fee waiver
(1.66%)        (1.32%)Y       (1.50%)        (1.05%)Y       (1.51%)        (1.49%)Y       (1.23%)        (0.74%)Y
Portfolio turnover rate
80%            32%            50%            26%            42%            59%            87%            72%
Net assets, end of period (in thousands)
$ 574          $ 1            $ 590          $ 1            $ 585          $ 1            $ 72           $ 1

Y        Annualized
* Inception  (Class M) -- June 30, 1998;  funds commenced  operations on July 1,
1998.
1 Net investment  loss is after waiver of fees by the Adviser and  reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses,  net investment loss per share would have been  $(6.73) and  $(207.97)  for the  Aggressive  Growth Fund,
$(9.61) and $(203.30) for the Small Company Fund,  $(8.59) and $(269.54) for the
Equity Fund, and $(16.23) and $(115.93) for the Value Fund for the periods ended
December 31, 1999 and 1998, respectively.
2 Total return represents aggregate total return for the period indicated and is not  annualized,  for  periods  less than one year.  Performance  shown does not include  effects of any sales charges.  a Per share net investment loss has been determined on the basis of the average number of shares  outstanding  during the period.

See notes to financial statements



Transamerica Premier       Transamerica Premier      Transamerica Premier         Transamerica Premier
Index Fund                    Balanced Fund            Bond Fund                     Cash Reserve Fund
Class M                       Class M                  Class M                       Class M
Year Ended   Period Ended     Year Ended  Period Ended   Year Ended  Period Ended    Year Ended   Period Ended
December 31,  December 31,     December 31,  December 31,   December 31, December 31,  December 31,   December 31,
1999           1998*          1999           1998*          1999           1998*          1999           1998*
Net Asset Value
Beginning of period
$18.64         $17.59         $19.24         $17.99         $10.42         $10.32         $1.00          $1.00
Operations
Net investment income1
0.25a          0.16           0.28a          0.14           0.54           0.28           0.04           0.02
Net realized and unrealized gain (loss) on investments
3.44           1.41           2.41           1.87           (0.60)            0.21        --       --
Total from investment operations
3.69           1.57              2.69           2.01          (0.06)        0.49       0.04            0.02
Dividends/Distributions to Shareholders
Net investment income
(0.20)         (0.24)         (0.30)         (0.14)         (0.55)         (0.28)         (0.04)         (0.02)
Net realized gains on investments
(0.75)         (0.28)         (1.15)          (0.62)          (0.07)         (0.11)            __       __
Total dividends/distributions
(0.95)          (0.52)           (1.45)       (0.76)         (0.62)         (0.39)        (0.04)      (0.02)
Net Asset Value
End of period
$21.38         $18.64          $20.48        $19.24         $        9.74     $10.42       $1.00     $1.00

Total Return2
19.94%          8.92%          14.32%         11.22%         (0.56%)             4.87%    4.46%    2.35%

Ratios and Supplemental Data Expenses to average net assets:
         After reimbursement/fee waiver
0.75%          0.75%Y          1.80%          1.80%Y          1.65%         1.65%Y          0.85%    0.85%Y
         Before reimbursement/fee waiver
46.84%         2385.32%Y         81.32%      2322.86%Y        276.41%      2292.61%Y      116.76%  2402.67%Y
Net investment income, after reimbursement/fee waiver
1.25%          1.77%Y              1.41%      1.48%Y             5.61%    5.42%Y          4.66%    4.61%Y
Portfolio turnover rate
22%            32%             61%           32%             301%               165%             __      __
Net assets, end of period (in thousands)
$        164      $  1        $  141      $  1         $        38       $  1        $  103      $  1

Y        Annualized
* Inception (Class M) -- June 30, 1998; funds commenced operations on July 1, 1998.
1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(9.16) and $(212.42) for the Index Fund, $(15.74) and $(215.60) for the Balanced Fund, $(25.99) and $(118.62) for the Bond Fund, and $(1.05) and $(12.07) for the Cash Reserve Fund for the periods ended December 31, 1999 and 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements


notes to financial statements
December 31, 1999

1.       Significant Accounting Policies
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund, (the "Cash Reserve Fund"), which are diversified (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

All of the Premier Funds, with the exception of the High Yield Fund, offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) Valuation of Securities
Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

(B) Repurchase Agreements
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Futures Contracts
The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(E) Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

(F) Federal Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 1999 for Federal income tax purposes, the Value Fund has a capital loss carry-forward of $80,165, expiring in 2006. The High Yield Fund and the Bond Fund have capital loss carry-forwards of $1,066,147 and $159,481, respectively, expiring in 2007. The High Yield Fund has elected to defer current year post October losses as though the losses were incurred on the first day of the next calendar year, the amount deferred was, $1,525,388. On December 15, 1999, the Aggressive Growth Fund, the Small Company Fund, the Equity Fund, the Index Fund, the Balanced Fund, the High Yield Fund and the Bond Fund declared long-term capital gains distributions of $6,304,851, $14,336,737, $9,115,119, $1,130,713, $3,437,694, $2,646 and $48,858,
respectively.

The following percentages of ordinary dividends received during 1999 qualify for the 70% corporate dividend received deduction: Small Company Fund 3.30%, Index Fund 34.57%, Balanced Fund 13.83% and High Yield Fund 1.84%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 1999 by the percentage noted above for each fund in which they invest.

Net  investment  income   distributions  and  capital  gains  distributions  are
determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carry-forwards. Permanent items identified in the period ended December 31, 1999, have been reclassified among components of net assets as follows:
                           Undistributed
                  Undistributed     Net Realized
                  Net Investment    Gains   Paid-In
Fund              Income   and Losses       Capital
Aggressive Growth Fund     2,693,151        (2,295,263)       (397,888)
Small Company Fund         2,293,507        (2,293,507)      --
Equity Fund                3,518,585         --             (3,518,585)
Value Fund                 81,214            --             (81,214)
Index Fund                  --               --             --
Balanced Fund              (168)             168            --
High Yield Fund            85,977            (79,841)       (6,136)
Bond Fund                  712               (416)          (296)
Cash Reserve Fund           --                --            --

(G) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.       Investment Advisory Fees and
         Other Transactions With Affiliates
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), an indirect, wholly owned subsidiary of AEGON N.V., on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fee for the Funds are as follows:
                  First    Next     In Excess of
Fund              $1 Billion        $1 Billion       $2 Billion
Aggressive Growth Fund              0.85%   0.82%    0.80%
Small Company Fund                  0.85%   0.82%    0.80%
Equity Fund                0.85%    0.82%   0.80%
Value Fund                 0.75%    0.72%   0.70%
Index Fund                 0.30%    0.30%   0.30%
Balanced Fund              0.75%    0.72%   0.70%
High Yield Fund            0.55%    0.52%   0.50%
Bond Fund                  0.60%    0.57%   0.55%
Cash Reserve Fund          0.35%    0.35%   0.35%

The Company's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), an indirect, wholly owned subsidiary of AEGON N.V. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds.

The Investment Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:
         Investor Institutional
Fund     Class    Class    Class A  Class M
Aggressive Growth Fund     1.40%   --       1.50%    1.75%
Small Company Fund         1.40%   --       1.50%    1.75%
Equity Fund       1.50%   --        1.60%   1.85%
Value Fund        1.20%   --        1.30%   1.55%
Index Fund        0.25%   --        0.50%   0.75%
Balanced Fund     1.45%   --        1.55%   1.80%
High Yield Fund   0.90%    0.65%   --      --
Bond Fund         1.30%   --        1.40%   1.65%
Cash Reserve Fund 0.25%   --        0.60%   0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Investment Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 1999, the Funds expensed aggregate fees of $55,575 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Investment Adviser and other affiliated Transamerica entities. As of December 31, 1999, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:
Fund
Aggressive Growth Fund                               10.78%
Small Company Fund                                   9.00%
Equity Fund                                 22.81%
Value Fund                                  60.60%
Index Fund                                  59.90%
Balanced Fund                               44.73%
High Yield Fund                             98.01%
Bond Fund                                   83.23%
Cash Reserve Fund                           24.31%

3.       Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4.       Securities Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:
                  U.S.              U.S.
                  Government        ProceedsGovernment
Fund     Purchases         Purchases        from Sales        Sales
Aggressive Growth Fund     $163,084,121     $       --        $185,372,530      $      --
Small Company Fund         103,426,104     --                120,245,751      --
Equity Fund              134,527,557      --                187,412,219      --
Value Fund               7,832,774        --                8,354,209        --
Index Fund                10,384,797       --                8,112,017        --
High Yield Fund          34,439,465       --                22,067,306       --
Balanced Fund            38,006,617        969,531          34,843,642        2,039,531
Bond Fund                 29,965,102        19,098,077       32,438,445        15,131,923


5.       Capital Stock Transactions
At December 31, 1999, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares-- 60,000,000

         Year Ended        Year Ended
         December 31, 1999 December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         10,835,790       $        271,958,612       12,567,050       $220,057,887
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     209,406  6,135,460        37       649
Capital stock redeemed     (11,903,966)     (297,271,852)     (5,700,247)       (97,462,828)
Net increase (decrease)    (858,770)        $        (19,177,780)      6,866,840        $122,595,708


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         26,724   $       641,778  125      $        2,285
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     671      19,627 --       --
Capital stock redeemed     (4,242)  (109,486)        (61)     (1,255)
Net increase      23,153   $        551,919 64       $        1,030

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         16,674   $434,286174      $        2,661
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     496      14,491 --       --
Capital stock redeemed     (56)     (1,407) (108)    (2,219)
Net increase      17,114   $447,370 66      $        442

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
SMALL COMPANY fund         Authorized Shares-- 60,000,000

         Year Ended        Year Ended
         December 31, 1999 December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         15,398,720       $        412,148,183       14,176,467       $249,749,475
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     712,901  22,791,436       43,140   738,126
Capital stock redeemed     (16,767,387)     (434,285,494)     (5,588,738)       (96,982,795)
Net increase (decrease)    (655,766)        $        654,125  8,630,869         $153,504,806


TRANSAMERICA PREMIER
SMALL COMPANY fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         71,083   $       2,000,033         113      $1,935
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,868    59,585 --       --
Capital stock redeemed     (45,687) (1,337,567)      (48)     (948)
Net increase      27,264   $        722,051 65       $        987

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
SMALL COMPANY fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         14,504   $419,880185      $        2,605
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,270    40,376 --       --
Capital stock redeemed     (616)    (16,795)(118)    (2,343)
Net increase      15,158   $443,461 67      $        262

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
EQUITY fund       Authorized Shares-- 100,000,000

         Year Ended        Year Ended
         December 31, 1999 December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         7,761,432        $        211,183,278       13,980,385       $        298,503,722
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     320,772  8,952,147        11,728   265,226
Capital stock redeemed     (9,675,400)      (262,222,835)     (8,295,617)       (175,260,229)
Net increase (decrease)    (1,593,196)      $        (42,087,410)      5,696,496        $        123,508,719


TRANSAMERICA PREMIER
EQUITY fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         16,223   $436,00391       $1,991
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     527      14,662 --       --
Capital stock redeemed     (172)    (5,302) (39)     (913)
Net increase      16,578   $445,363 52      $1,078

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
EQUITY fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         17,873   $490,649142      $        2,800
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     555      15,395 --       --
Capital stock redeemed     (50)     (1,347) (91)     (2,111)
Net increase      18,378   $504,697 51      $        689

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund        Authorized Shares-- 50,000,000

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998**
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         146,708  $       1,585,082         1,144,521         $11,326,374
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       2,282    23,819
Capital stock redeemed     (192,450)        (2,067,820)       (286,825)         (2,781,038)
Net increase (decrease)    (45,742) $       (482,738)         859,978  $        8,569,155

**Inception -- March 31, 1998.

TRANSAMERICA PREMIER
VALUE fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         7,766    $82,786 119      $1,150
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --        3
Capital stock redeemed     (183)    (1,974)--       --
Net increase      7,583    $80,812  119     $1,153

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         6,219    $66,770 303      $        2,640
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --        1
Capital stock redeemed    --       --       (184)    (1,846)
Net increase      6,219    $66,770  119     $        795

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
INDEX fund        Authorized Shares-- 60,000,000

         Year Ended        Year Ended
         December 31, 1999 December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         831,496  $       16,749,659        650,076  $11,205,373
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     112,998  2,370,775        118,635  2,151,698
Capital stock redeemed     (539,852)        (10,997,701)      (366,825)         (6,065,538)
Net increase      404,642  $        8,122,733        401,886  $        7,291,533


TRANSAMERICA PREMIER
INDEX fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         44,170   $       870,556  106      $1,828
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,071    22,394  2        34
Capital stock redeemed     (20,788) (423,599)        (37)     (684)
Net increase      24,453   $        469,351 71       $1,178

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
INDEX fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         7,345    $148,69381       $1,410
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     304      6,342   1        33
Capital stock redeemed     (53)     (1,093) (15)     (277)
Net increase      7,596    $153,942 67      $1,166

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BALANCED fund     Authorized Shares-- 60,000,000

         Year Ended        Year Ended
         December 31, 1999 December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         1,854,435        $  37,149,248        1,996,396        $        35,766,272
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     226,080  4,496,017        126,519  2,408,985
Capital stock redeemed     (2,154,606)      (42,957,109)      (629,185)         (11,116,532)
Net increase (decrease)    (74,091) $       (1,311,844)       1,493,730         $       27,058,725


TRANSAMERICA PREMIER
BALANCED fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         21,360   $       427,905  105      $1,915
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,127    22,384  3        48
Capital stock redeemed     (5,998)  (121,450)        (41)     (798)
Net increase      16,489   $        328,839 67       $1,165

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BALANCED fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         6,448    $129,41277       $1,384
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     463      9,173   2        47
Capital stock redeemed     (110)    (2,227) (13)     (246)
Net increase      6,801    $136,358 66      $1,185

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
HIGH YIELD Bond fund       Authorized Shares-- 50,000,000

                             Year Ended                Period Ended
                             December 31, 1999          December 31, 1998*
Investor Class Shares      Shares   Amount               Shares   Amount
Capital stock sold         292,579  $ 2,869,580         209,068  $2,123,135
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     15,279   147,108                 3,661    35,236
Capital stock redeemed     (280,032)   (2,727,807)       (67,232) (862,188)
Net increase                  27,826   $288,881        145,497  $1,296,183

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
HIGH YIELD Bond fund

                                        Year Ended        Period Ended
                                    December 31, 1999 December 31, 1998*
Institutional Class Shares         Shares   Amount          Shares   Amount
Capital stock sold                 212,399  $1,999,524    7,104,572  $71,144,583
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     718,257  6,869,383        325,487  3,133,597
Capital stock redeemed     (15,070) (140,566)       --       --
Net increase      915,586  $8,728,341       7,430,059         $74,278,180

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BOND fund         Authorized Shares-- 60,000,000

                             Year Ended                   Year Ended
                        December 31, 1999              December 31, 1998
Investor Class Shares      Shares   Amount             Shares   Amount
Capital stock sold         287,583  $ 2,919,829         376,335  $3,888,749
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     110,847  1,103,171        107,537     1,108,252
Capital stock redeemed     (334,952)  (3,394,603)    (214,402)   (2,212,826)
Net increase             63,478   $    628,397         269,470  $ 2,784,175


TRANSAMERICA PREMIER
BOND fund

         Year Ended        Period Ended
         December 31, 1999 December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         17,264   $176,961129      $1,330
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     878      8,698   4        44
Capital stock redeemed     (3,370)  (33,399)(13)     (140)
Net increase      14,772   $152,260 120     $1,234

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
Bond fund

                              Year Ended        Period Ended
                              December 31, 1999 December 31, 1998*
Class M Shares                Shares   Amount   Shares  Amount
Capital stock sold            3,711    $36,894 139      $1,436
Capital stock issued
         upon reinvestment
         of dividends and
         distributions        93       912     4        44
Capital stock redeemed        (25)     (248)   (28)     (293)
Net increase                  3,779    $37,558  115     $1,187

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
CASH RESERVE fund Authorized Shares-- 510,000,000

                                        Year Ended               Year Ended
                                    December 31, 1999            December 31, 1998
Investor Class Shares      Shares            Amount               Shares    Amount
Capital stock sold         468,845,360      $ 468,845,360       123,020,893      $123,020,893
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     4,763,706        4,763,706         3,475,945         3,475,945
Capital stock redeemed     (384,574,280)    (384,574,280)     (101,476,437)     (101,476,437)
Net increase      89,034,786        $       89,034,786        25,020,401        $ 25,020,401


TRANSAMERICA PREMIER
CASH RESERVE fund

                    Year Ended               Period Ended
                    December 31, 1999        December 31, 1998*
Class A Shares      Shares         Amount          Shares  Amount
Capital stock sold    3,001,634    $3,001,634         1,315    $1,315
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     37,476   37,476             27       27
Capital stock redeemed  (2,221,050)  (2,221,050)       (188)    (188)
Net increase              818,060  $  818,060          1,154    $1,154

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
CASH RESERVE fund

                              Year Ended        Period Ended
                    December 31, 1999                  December 31, 1998*
Class M Shares           Shares   Amount                 Shares  Amount
Capital stock sold         130,652  $130,652      1,210    $1,210
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,244    1,244          26       26
Capital stock redeemed     (30,012) (30,012)      (60)     (60)
Net increase             101,884  $101,884        1,176   $1,176

*Inception -- June 30, 1998.


notes to financial statements (continued)
December 31, 1999


notes to financial statements (concluded)
December 31, 1999><transamerica premier funds 1999 annual report




To the Shareholders and Board of Directors of Transamerica Investors, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Aggressive Growth Fund, Transamerica
Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Value Fund, Transamerica Premier Index Fund, Transamerica Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve Fund) (the "Funds") as of December 31, 1999, and the related statements of operations for the fiscal year then ended, changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 1999, and the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.



Los Angeles, California
January 31, 2000


Premier Funds
Directors
Richard N. Latzer
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Carl R. Terzian
Transamerica Premier Funds
Officers
Gary U. Rolle
President
Reid A. Evers
Secretary
William T. Miller
Treasurer
Donald P. Radisich
Vice President
Christopher W. Shaw
Assistant Vice President


Investment Adviser
Transamerica Investment Services
1150 South Olive Street
Los Angeles, California 90015
Distributor

Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, California 90015
Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171



This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest. Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)2000 Transamerica Securities Sales Corporation, Distributor


Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 562-200